SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                               John Kellogg, Esq.
                                RaLea Sluga, Esq.
                  Friedlob Sanderson Paulson & Tourtillott, LLC
                               1400 Glenarm Place
                             Denver, Colorado 80111
                                 (303) 571-1400
                                 (303) 595-3970
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         Common Stock, $.02 Par Value
         --------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         7,140,000
         --------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed
         pursuat to Exchange Act Rule 0-11:       n/a
                                           ----------------------------
     (4) Proposed Maximum aggregate value of transaction:  $50,721,007
                                                         --------------
     (5) Total Fee Paid:  $10,144.20
                        -----------------------------------------------
[ ] Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:__________________________________
(2) Form, Schedule or Registration Statement No.:____________
(3) Filing Party:____________________________________________
(4) Date Filed:______________________________________________

                                  Equitex, Inc.
                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
--------------------------------------------------------------------------------

                    Notice of Special Meeting of Stockholders
                        To Be Held on __________ __, 2000
--------------------------------------------------------------------------------

                                                               ________ __, 2000

To the Stockholders of Equitex, Inc.

     A Special Meeting of Stockholders of Equitex, Inc., a Delaware corporation (the "Company"), will be held at 2401 PGA Blvd., Suite 190, Palm Beach Gardens, Florida 33410, on __________ __, 2000 at ___ a.m. Eastern Standard Time, to consider and take action on:


     1. A proposal to amend Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares. (Passage of this proposal requires the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class.)

     2. A proposal to provide for the following actions:

          o the distribution by the Company of all of its assets, net of all liabilities assumed, to Equitex 2000, Inc., a wholly-owned and Delaware-chartered subsidiary of the Company ("E2000") (the "Distribution"); and

          o the distribution by the Company of all of the outstanding shares of common stock of E2000 to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company, as further described in the attached Proxy Statement (the "Spin-Off").

          (Passage of this proposal requires the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class.)

     3. A proposal to acquire all of the outstanding capital stock of Nova Financial Systems, Inc. and Key Financial Systems, Inc. in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million (the "Acquisitions"). This proposal is subject to the approval of proposal Number One (Passage of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.)

     4. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The discussion of the proposals by the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

     Only holders of record of Common Stock at the close of business on ________ ___,2000 will be entitled to notice of and to vote at this Special Meeting, or any postponements or adjournments thereof.

                                       By Order of the Board of Directors:

                                       Thomas B. Olson
                                       Secretary

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             Your vote is important

--------------------------------------------------------------------------------
                                      Proxy
--------------------------------------------------------------------------------

                                  Equitex, Inc.
                            7315 East Peakview Avenue
                            Englewood, Colorado 80111

                         Special Meeting of Stockholders
                       To Be Held On __________ ___, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Equitex, Inc. (the "Company") hereby constitutes and appoints Henry Fong as attorney and proxy, to appear, attend and vote all of the shares of the common stock of Equitex, Inc. standing in the name of the undersigned at a Special Meeting of Stockholders of Equitex, Inc. to be held at 2401 PGA Blvd, Suite 190, Palm Beach Gardens, Florida 33410, on _____ __, 2000, at ___ a.m. Eastern Standard Time, and at any postponements or adjournments thereof:

     1. To consider and vote upon an amendment to Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

     2. To consider and vote upon the distribution by the Company of all of its assets, net of all liabilities assumed, to Equitex 2000, Inc., a wholly-owned and Delaware-chartered subsidiary of the Company ("E2000"), and the distribution by the Company of all of the outstanding shares of common stock to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

     3. To consider and vote upon the acquisition all of the outstanding capital stock of Nova Financial Systems, Inc. and Key Financial Systems, Inc. in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million. This proposal is subject to the approval of proposal Number One.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

     4. To transact such other business as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO EACH PROPOSAL AND FOR ALL OF THE PROPOSALS IF NO SPECIFICATION IS MADE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

     Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________, 2000              ____________________________________
                                       Signature(s)
                                       Address if different from that on label:

                                       ____________________________________
                                       Street Address

                                       ____________________________________
                                       City, State and Zip Code

                                       ____________________________________
                                       Number of shares

Please check if you intend to be present at the meeting: ___________

                                TABLE OF CONTENTS


Forward Looking Statements ................................................    1
Questions and Answers about the Proposals .................................    1
Who Can Help Answer Your Questions ........................................    2
Proxy Statement Summary ...................................................    3
   The Special Meeting ....................................................    3
   The Increase in Common Stock ...........................................    5
   The Distribution and Spin-Off ..........................................    5
   E2000 ..................................................................    7
   The Acquisitions .......................................................    8
Risk Factors ..............................................................    9
The Special Meeting .......................................................   13
Available Information .....................................................   16
Documents Incorporated by Reference .......................................   16
Revocability of Proxy .....................................................   17
Solicitation ..............................................................   17
Voting Securities .........................................................   17
Dividend  Policy ..........................................................   17
Price Range of Equitex Common Stock........................................   18
Selected Financial Data....................................................   19
Security Ownership of Principal Stockholders and Management................   21
Liability  and Indemnification of Directors and Officers...................   22
Proposal Number  One: Increase in Common Stock.............................   23
   Acquisition of Nova Financial Systems, Inc. and Key Financial
    Systems, Inc. .........................................................   23
   Acquisition of the Meridian  Residential  Group, Inc. ..................   24
   Acquisition of First Bankers Mortgage  Services, Inc. and Recission ....   26
   Sale of Series G Convertible Preferred Stock ...........................   26
   Description of Preferred Stock .........................................   27
   Options and Warrants ...................................................   28
Proposal  Number Two: The  Distribution  and Spin-Off .....................   30
   The Distribution and Spin-Off...........................................   30
   E2000's Business After Distribution and Spin-Off........................   32
Proposal  Number Three:  The  Acquisition  of Nova Financial Systems, Inc.
 and Key Financial Systems, Inc. ..........................................   34
   Business of Nova Financial Systems, Inc and Key Financial Systems, Inc.. 34 Key Management's Discussion and Analysis of Financial Condition
    and Results of Operation ..............................................   37
   Nova Management's Discussion and Analysis of Financial Condition
    and Results of Operation ..............................................   40
   Equitex, Inc. and E2000 Pro Forma Financial Information ................   42
Financial Information .....................................................   55
Other Matters .............................................................   55
Exhibit 1-- Revised Paragraph 4 of Certificate of Incorporation ...........
Exhibit 2 - Financial Statements of Nova Financial Systems, Inc. ..........
Exhibit 3 - Financial Statements of Key Financial Systems, Inc. ...........
Exhibit 4 - Financial Statements of The Meridian Residential Group, Inc. ..

                           FORWARD-LOOKING STATEMENTS

     THIS PROXY STATEMENT MAY CONTAIN CERTAIN "FORWARD-LOOKING" STATEMENTS AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 OR BY THE SECURITIES AND EXCHANGE COMMISSION IN ITS RULES, REGULATIONS AND RELEASES, WHICH REPRESENT THE COMPANY'S EXPECTATIONS OR BELIEFS, INCLUDING BUT NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY'S OPERATIONS, ECONOMIC PERFORMANCE, FINANCIAL CONDITION, GROWTH AND ACQUISITION STRATEGIES, INVESTMENTS, AND FUTURE OPERATIONAL PLANS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "INTEND," "COULD," "ESTIMATE," "MIGHT," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS, BY THEIR NATURE, INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF IMPORTANT FACTORS, INCLUDING UNCERTAINTY RELATED TO ACQUISITIONS, GOVERNMENTAL REGULATION, MANAGING AND MAINTAINING GROWTH, VOLATILITY OF STOCK PRICES AND ANY OTHER FACTORS DISCUSSED IN THIS AND OTHER COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION").


                    QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

     Q1:  WHAT DO I NEED TO DO NOW?
     A1: You should vote your shares by mailing your signed proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the special meeting. If you do not vote your shares, it will be the same as a vote against adoption of the proposal to amend the Company's articles of incorporation.

     Q2: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?
     A2: Your broker will vote your shares only if you instruct your broker how to vote. Your broker should mail information to you that will explain how to give voting instructions to your broker. Please provide instructions to your broker on how to vote your shares. If you do not instruct your broker how to vote, your shares will not be voted. This will be same as a vote against adoption of the proposal to amend the Company's articles of incorporation.

     Q3:  WHAT IF I WANT TO CHANGE MY VOTE?
     A3: You can change your vote at any time before your proxy is voted at the special meeting. If you hold your shares directly, you can do this in one of three ways:

          o You can send a written notice to the Secretary of the Company stating that you would like to revoke your proxy.
          o    You can complete and submit a new proxy card.
          o You can attend the special meeting and request to vote in person. Your attendance at the special meeting alone will not, however, revoke your proxy.

          If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

     Q4:  WHAT ARE THE PRACTICAL EFFECTS OF THE DISTRIBUTION AND SPIN-OFF?
     A4: After the Distribution, all of the Company's assets, net of all liabilities assumed (listed under Proposal Two to this Proxy Statement), will be owned by E2000. After the Spin-Off is completed, the Company's shareholders will own shares of E2000 and, therefore, a direct interest in the assets of Equitex. You will own the same number of shares of E2000 that you own of the Company as of the close of business on ______, 2000.

     Q5:  WHY DO A DISTRIBUTION AND SPIN-OFF?
     A5: The Company has been engaged, through its subsidiaries, in the active conduct of two principal lines of business:

          o    Consumer financial service business; and
          o    Retail and commercial mortgage banking business.

          The Distribution and Spin-Off are to separate the two principal lines of business. The Company's believes that, after completing the Distribution and Spin-Off, E2000 will have an enhanced ability to focus more directly on the mortgage banking business and the Company will be able to focus more directly on its consumer financial service business.

          The Spin-Off will give you a direct investment in the Company and E2000. The Company believes that, following the Distribution and Spin-Off, the financial markets will be able to focus on the individual strengths of the Company and E2000 and more accurately evaluate the performance of each distinct business compared to companies in the same or similar businesses.


     Q6:  WILL SHARES TRADE ANY DIFFERENTLY AS A RESULT OF THE SPIN-OFF?
     A6: YES. Because there is no public market for the new E2000 common stock, its stock cannot be traded until the application for trading of its common stock on the Nasdaq SmallCap Market is approved. If E2000's application is not approved, its common stock may be traded on either the electronic bulletin board or the National Quotation Bureau, Inc.'s "Pink Sheets." The Company's common stock will continue to trade on a regular basis on the Nasdaq Stock Market.

     Q7:  IS THE DISTRIBUTION AND SPIN-OFF TAXABLE FOR U.S. TAX PURPOSES?
     A7: YES, but because the Company has no current and post-1913 accumulated earnings and profits, the distribution will be applied against, and reduce the adjusted basis of your stock in the Company. If the distribution is greater than the adjusted basis of the stock, the excess will be treated as gain from the sale or exchange of property.

     Q8:  SHOULD I SEND IN MY STOCK CERTIFICATES?
     A8: No. After the Distribution, if you are a holder of record of the Company's common stock as of the record date, you will receive a separate stock certificate for your E2000 common stock.

                       WHO CAN HELP ANSWER YOUR QUESTIONS?

     If you would like additional copies of this proxy statement or if you have questions about the proposals to be acted on at the special meeting, you should contact:

                                  Equitex, Inc.
                           Thomas B. Olson, Secretary
                             7315 W. Peakview Avenue
                            Englewood, Colorado 80111
                                 (303) 796-8940

                                     SUMMARY

     This summary highlights selected information from this document, but does not contain all the details about Equitex, Inc. (the "Company" or "Equitex") or the proposals to be acted on at the special meeting, including information that may be important to you. To better understand the proposals to be acted on at the special meeting, you should carefully review this entire document, including exhibits and documents incorporated by reference.

                               THE SPECIAL MEETING

DATE, TIME AND PLACE

     The Company is providing this proxy statement in connection with its solicitation of proxies from you for use at a Special Meeting of Stockholders of the Company to be held at 2401 PGA Blvd., Suite 190, Palm Beach Gardens, Florida 33410 at _____ a.m. Eastern Standard Time on ________, 2000 and at any adjournments of that meeting.

MATTERS FOR CONSIDERATION

     At the special meeting, you will be asked to consider an vote upon proposals providing for:

     o An amendment of Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares;

     o The distribution by the Company of all of its assets, net of all liabilities assumed, to Equitex 2000, Inc., a wholly-owned and Delaware-chartered subsidiary of the Company ("E2000") and the distribution by the Company of all of its outstanding shares of common stock of E2000 to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company, as further described in this Proxy Statement; and

     o The acquisition all of the outstanding capital stock of Nova Financial Systems, Inc. and Key Financial Systems, Inc. in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million. This proposal is subject to the approval of Proposal
          Number One.

     You may also be asked to act on other business that properly comes before the special meeting.

SPECIAL MEETING RECORD DATE

     Equitex' Board of Directors has fixed the close of business on ______, 2000 as the record date for the special meeting

VOTING AND QUORUM

     Holders of record of Equitex common stock at the record date are entitled to notice of, and to vote at, the special meeting. Each share of Equitex common stock outstanding at the close of business on the record date is entitled to one vote on each matter presented at the special meeting. The presence in person or by proxy of shareholders holding a majority of the outstanding shares of Equitex common stock on the record date will constitute a quorum for the transaction of business at the special meeting.

VOTE REQUIRED

     o Approval of the adoption of the amendment of Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares will require the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class;

     o Approval of the distribution by the Company of all of its assets, net of all liabilities assumed, to Equitex 2000, Inc., a wholly-owned and Delaware-chartered subsidiary of the Company ("E2000") and the distribution by the Company of all of the outstanding shares of common stock of E2000 to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company, as further described in this Proxy Statement will require the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class; and

     o Approval of the acquisition all of the outstanding capital stock of Nova Financial Systems, Inc. and Key Financial Systems, Inc. in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million will require the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.

DISSENTERS' RIGHTS

     If, under Delaware law, the Distribution and Spin-Off are the disposition of substantially all of the Company's assets, shareholders who comply with the requirements of Delaware General Corporation Law ss. 262 will be entitled to dissent from the Distribution and Spin-Off proposal. The Company, however, does not believe that, under Delaware law, the Distribution and Spin-Off would be a disposition of substantially all of its assets. The Company therefore does not believe that dissenters' rights would arise by reason of the Distribution and Spin-Off. If, contrary to the Company's belief, rights of dissent are available, shareholders who perfect dissenters' rights in accordance with Delaware General Corporation Law ss. 262 will be entitled to the "fair value" of their Equitex common stock, determined in accordance with the statutory procedure. If, contrary to the Company's belief, dissenters' rights are available under Delaware law, the Distribution and Spin-Off will not occur if holders of more than 1% of Equitex' outstanding common stock exercise dissenters' rights.

     If, under Delaware law, the acquisition all of the outstanding capital stock of Nova Financial Systems, Inc. and Key Financial Systems, Inc. in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million (the "Acquisitions"), is a disposition of substantially all of the Company's assets, shareholders who comply with the requirements of Delaware General Corporation Law ss. 262 will be entitled to dissent from the acquisition proposal. The Company, however, does not believe that, under Delaware law, the Acquisitions would be a disposition of substantially all of its assets. The Company therefore does not believe that dissenters' rights would arise by reason of the Acquisitions. If, contrary to the Company's belief, rights of dissent are available, shareholders who perfect dissenters' rights in accordance with Delaware General Corporation Law ss. 262 will be entitled to the "fair value" of their Equitex common stock, determined in accordance with the statutory procedure. If, contrary to the Company's belief, dissenters' rights are available under Delaware law, the Acquisitions will not occur if holders of more than 1% of Equitex' outstanding common stock exercise dissenters' rights.

BOARD RECOMMENDATIONS

     The Company's Board unanimously recommends that shareholders vote "FOR" each of the proposals.

                          THE INCREASE IN COMMON STOCK

     Equitex proposes to amend the Company's Certificate of Incorporation to cause an increase in the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares.

RISK FACTORS

     You should be aware that the increase in the number of authorized shares involves certain risks, including those described under "Risk Factors," that could adversely affect the value of your holdings.

BACKGROUND AND REASONS FOR THE INCREASE IN AUTHORIZED SHARES

     The increase in authorized shares will allow the Company to issue shares of the Company's common stock underlying the Company's convertible preferred stock issuances, including preferred stock issued in connection with the following:

     o preferred stock to be issued in the proposed Nova Financial Systems, Inc. and Key Financial Systems, Inc. acquisitions;

     o preferred stock to be issued in connection with the Meridian Residential Group, Inc. acquisition; and

     o preferred stock to be issued in connection with the First Bankers Mortgage Services, Inc. acquisition and recission.

     In addition, the increase in authorized shares will facilitate the following:

     o the possible issuance of common stock in connection with one or more equity financing; and

     o issue common stock issuable pursuant to Company stock option plans and outstanding warrants.

CONDITION TO THE INCREASE IN COMMON STOCK

     The Increase in Common Stock is conditioned upon:

     (i) approval of the Increase in Common Stock by the holders of a majority of the outstanding stock entitled to vote and a majority of the outstanding stock of each class entitled to vote as a class.

                          THE DISTRIBUTION AND SPIN-OFF

     Equitex proposes to distribute the Company's assets, net of all liabilities assumed, to Equitex 2000, Inc., a wholly-owned and Delaware-chartered subsidiary of the Company ("E2000") (the "Distribution") and to distribute all of its outstanding shares of common stock of E2000 to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company (the "Spin-Off").

RISK FACTORS

     You should be aware that the Distribution and Spin-Off involves certain risks, including those described under "Risk Factors," that could adversely affect the value of your holdings.

BACKGROUND AND REASONS FOR THE DISTRIBUTION AND SPIN-OFF

     The Company's Board believes that the Distribution and Spin-Off will serve a number of purposes, including:

     o increasing the ability of both companies to improve the corporate fit and focus of their respective businesses;

     o facilitating acquisitions by both companies by improving the attractiveness of their respective capital stock as acquisition currency; and

     o allowing both companies to effectively motivate and enhance management performance by providing equity compensation and incentives more closely tied to the businesses in which the employees work.

THE DISTRIBUTION AND WHAT EQUITEX SHAREHOLDERS WILL RECEIVE IN THE DISTRIBUTION AND SPIN-OFF

     If the Company's shareholders approve the Distribution and Spin-Off, Equitex anticipates that the Company's Board will authorize the various components of the Distribution and declare a special dividend payable in E2000 common stock and set a record date for that dividend. The Distribution would involve the actions described below.

     Equitex will contribute the following to E2000:

     o all of the Company's cash, or such lesser amount as the Company's Board of Directors may determine in its sole discretion;

     o all securities and investments owned by the Company in its investee companies;

     o the rights of the Company to acquire the Meridian Residential Group, the Company's wholly-owned mortgage banking subsidiary;

     o    any residual rights of the Company related to the FBMS Investment;

     o all shares of nMortgage, the Company's Internet based mortgage banking subsidiary;

     o all receivables of any nature, including accounts and notes receivable;

     o    all furniture, fixtures and equipment of the Company; and

     o    any other assets that are related in any manner to the Company.

     E2000 will assume all liabilities of the Company and will indemnify the Company and assume the prosecution or defense of the Company in the following lawsuits: WILLIAM G. HAYES, JR. LIQUIDATING AGENT FOR RDM SPORTS GROUP, INC. AND RELATED DEBTORS V. EQUITEX, INC., SMITH, GAMBRELL, RUSSELL, L.L.P., DAVID J. HARRIS, P.C., AND DAVID J. HARRIS, INDIVIDUALLY, Adversary Proceeding No., 00-1065 (U.S. Bankruptcy Court for the Northern District of Georgia, Newnan Division); and EQUITEX, INC. AND HENRY FONG V. BERTRAND T. UNGER, Case No. 98-CV-2437 (Dist. Ct. Arapahoe County, Colorado).

     Equitex then will distribute, in the form of a special dividend, all of the outstanding shares of common stock of E2000, on a pro rata basis, to the holders of Equitex' common stock as of a record date for the special dividend. In the special dividend contemplated by the Distribution, each shareholder of Equitex will retain its shares of Equitex common stock, and for each share of Equitex common stock held by it on the record date for the special dividend contemplated by the Distribution, will be entitled to receive one share of E2000 common stock.

     Prior to its distribution to the Company's shareholders, the E2000 common stock will be registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 and E2000 shall have filed and sought to make effective an application for the inclusion of the E2000 common stock on the Nasdaq SmallCap Market. If E2000's application is not approved, its common stock may be traded on either the electronic bulletin board or the National Quotation Bureau, Inc.'s "Pink Sheets."

     Following the Distribution, the Company is expected to close on its acquisitions of Nova Financial Systems, Inc. and Key Financial Systems, Inc.

     The Equitex Board has retained discretion, even if all conditions to the Distribution and Spin-Off are satisfied, to abandon, defer or modify the Distribution and/or Spin-Off.

FEDERAL INCOME TAX CONSEQUENCES RELATED TO THE DISTRIBUTION AND SPIN-OFF

     While the Spin-Off will be a taxable distribution to the Company's stockholders, because the Company has no current and post-1913 accumulated earnings and profits, the distribution will be applied against, and reduce the adjusted basis of the stockholder's stock. If the distribution is greater than the adjusted basis of the stock, the excess is treated as gain from the sale or exchange of property.

CONDITIONS TO THE DISTRIBUTION AND SPIN-OFF

     The Distribution and Spin-Off are conditioned upon, among other things:

     (i) approval of the Distribution and Spin-Off by the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class;

     (ii) if holders of no more than 1% of Equitex' outstanding common stock exercise dissenters' rights; and

     (iii) there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body that prohibits or makes illegal the transaction contemplated by the distribution.

     The conditions listed above cannot be waived. The Equitex Board has reserved the right to abandon the Distribution and Spin-Off even if all conditions are satisfied.

                                      E2000

BUSINESS AFTER THE DISTRIBUTION AND SPIN-OFF

     After the Distribution and Spin-Off, E2000 will own and operate Equitex's assets contributed to it.

PRINCIPAL OFFICE AFTER THE DISTRIBUTION AND SPIN-OFF

     Equitex 2000, Inc.
     2401 PGA Boulevard, Suite 190
     Palm Beach Gardens, Florida 33410

                                THE ACQUISITIONS

     Equitex proposes to acquire all of the outstanding capital stock of Nova Financial Systems, Inc. and Key Financial Systems, Inc. in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million (the "Acquisitions"). Nova and Key are both financial companies which specialize in selling credit card programs designed for high risk clients.

RISK FACTORS

     You should be aware that the Acquisitions involve certain risks, including those described under "Risk Factors," that could adversely affect the value of your holdings.

BACKGROUND AND REASONS FOR THE ACQUISITIONS

     The Company's Board believes that the Acquisitions will serve a number of purposes, including:

     o    adding an ongoing, profitable, business to the Company's operations;

     o adding a business which complements the Company's plans and objectives relative to Internet financial services;

     o provide the Company with additional revenues and resources with the potential for future growth; and

     o    to create the potential for increased stockholder value.

CONDITIONS TO THE ACQUISITIONS

     Consummation of the Acquisitions is subject to a number of conditions, including:

     (i) the distribution of all of the Company's assets, net of all liabilities assumed, to E2000 and the Spin-Off;

     (ii)   the approval of the Acquisitions by our stockholders; and

     (iii) the approval of the increase in the authorized shares of Common Stock from 7,500,000 shares to 50,000,000 shares.

     Nova and Key may waive the approval of the increase in authorized shares if the Company's shareholder meeting has not been held prior to the closing of the mergers or the closing may be postponed until the Company's shareholder meeting has been held and an amended Certificate of Incorporation has been filed in Delaware.

                                  RISK FACTORS

     YOU SHOULD BE AWARE THAT THE DISTRIBUTION, SPIN-OFF AND OWNERSHIP OF E2000 COMMON STOCK INVOLVE RISKS, INCLUDING THOSE DESCRIBED BELOW AND ELSEWHERE IN THIS PROXY STATEMENT, THAT COULD ADVERSELY AFFECT THE VALUE OF YOUR HOLDINGS. YOU ARE ALSO URGED TO REVIEW THE RISK FACTORS INCLUDED IN EQUITEX'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. EQUITEX AND E2000 ARE NOT MAKING, AND NO OTHER PERSON IS AUTHORIZED TO MAKE, ANY REPRESENTATION AS TO THE FUTURE MARKET VALUE OF E2000 COMMON STOCK.

                RISKS ARISING FROM THE DISTRIBUTION AND SPIN-OFF

AN ACTIVE TRADING MARKET MIGHT NOT DEVELOP FOR THE E2000 COMMON STOCK AND TRADING PRICES ARE UNCERTAIN

     E2000 intends to apply to list the shares of its common stock to be distributed in the Spin-Off on the Nasdaq SmallCap Market. There is no assurance this application will be approved. If E2000's application is not approved, its common stock may be traded on either the electronic bulletin board or the National Quotation Bureau, Inc.'s "Pink Sheets." However, there is presently no public market for the E2000 common stock and an active market may not develop following the Distribution and Spin-Off. There can be no assurance regarding the prices at which the E2000 common stock will trade on or after the date of the special dividend contemplated by the Spin-Off. Until the E2000 common stock is fully distributed and an orderly market develops, the prices at which the stock trades may fluctuate significantly. Prices for the E2000 common stock will be determined in the marketplace and may be influenced by many factors, including, without limitation, (1) the depth and liquidity of the market for the E2000 common stock; (2) investors' perceptions of E2000 and the industries in which it participates; (3) E2000's dividend policy; and (4) changes in government regulation and general economic and market conditions.

E2000 MAY NOT PAY DIVIDENDS AFTER THE DISTRIBUTION AND SPIN-OFF

     The dividend policy of E2000 after the Distribution and Spin-Off will be determined by its Board of Directors. The future payment of dividends by E2000 will be based on the results of operations and financial condition of E2000 and other business considerations that its Board of Directors considers relevant. Equitex cannot assure you that E2000 will pay any dividends after the Distribution and Spin-Off.

E2000'S ABSENCE OF HISTORY AS AN INDEPENDENT COMPANY MAKES IT DIFFICULT TO PREDICT FUTURE PERFORMANCE

     E2000' business has historically been conducted by Equitex as part of its overall operations. Therefore, E2000 does not have an operating history as an independent company. E2000 was recently formed solely for the purpose of effecting the Distribution and Spin-Off. Therefore, the financial information included in this proxy statement does not necessarily reflect the financial position, results of operations and cash flows of E2000 had E2000 been operated independently during the periods presented. As a stand-alone company, E2000' results of operations may or may not continue at a level similar to its results of operations while a part of Equitex. Equitex also believes that its general and administrative expenses will be higher than the expenses reflected in the historical financial statements of its businesses.

E2000 MAY NOT BE ABLE TO CONSUMMATE OR INTEGRATE EFFECTIVELY ACQUISITIONS AND ITS RESULTS MAY BE ADVERSELY AFFECTED

     Equitex has completed several acquisitions and the business strategy of E2000 contemplates continued expansion, including growth through future acquisitions. However, the ability of E2000 to consummate and integrate effectively any future acquisitions on terms that are favorable to them may be limited. E2000 may not have adequate financial resources to consummate any acquisitions. In addition, the ability of E2000 to issue additional equity securities to raise capital or consummate acquisitions may be impaired, for a period of time after the Distribution and Spin-Off.

ANTI-TAKEOVER PROVISIONS MAY AFFECT THE MARKETABILITY AND MARKET PRICE OF E2000 COMMON STOCK

     The articles of incorporation of E2000, as well as Delaware statutory law, contain provisions that may have the effect of discouraging an acquisition of control of E2000 not approved by its Board. These provisions may also have the effect of discouraging third parties from making proposals involving an acquisition or change of control of E2000, although any proposals, if made, might be considered desirable by a majority of E2000's shareholders. These provisions could also have the effect of making it more difficult for third parties to replace current management of E2000 without the concurrence of E2000's Board. The existence of these provisions may adversely affect the marketability and market price of E2000 common stock.

                        RISKS RELATED TO THE ACQUISITIONS

     If the Acquisitions are approved and completed, Equitex will be subject to the following risks:

SOCIAL, ECONOMIC AND GEOGRAPHIC FACTORS AFFECT CREDIT CARD PAYMENTS AND ARE UNPREDICTABLE AND MAY CAUSE A DELAY OR DEFAULT IN PAYMENT

     Changes in credit use, payment patterns and the rate of defaults by cardholders may result from a variety of social, economic and geographic factors. Social factors include changes in consumer confidence levels, the public's perception of the use of credit cards and changing attitudes about incurring debt and the stigma of personal bankruptcy. Economic factors include the rates of inflation, the unemployment rates and the relative interest rates offered for various types of loans.

CONSUMER PROTECTION LAWS MAY RESTRICT OUR ABILITY TO COLLECT RECEIVABLES AND MAINTAIN YIELD ON PORTFOLIO

     Federal and state consumer protection laws regulate the creation and enforcement of consumer loans. The United States Congress and the states may enact additional laws and amend existing laws to regulate further the credit card and consumer revolving loan industry or to reduce finance charges or other fees or charges. These laws, as well as many new laws, regulations or rulings which may be adopted, may materially adversely affect the Company's ability to collect the receivables or to maintain previous levels of finance charges or fees.

     Receivables also may be written off as uncollectible if a debtor seeks relief under federal or state bankruptcy laws.

ABILITY TO GENERATE CREDIT CARD REVENUE IS DEPENDENT UPON RETAINING OLD CUSTOMERS AND OBTAINING NEW CUSTOMERS

     A significant portion of the Company's revenue will be derived from credit card fees charged on accounts. This revenue is directly tied to the number of active accounts in the portfolio. Continued generation of new fee revenue depends, in part, on the number of accounts or account balances lost to competing card issuers and the Company's ability to designate new accounts. The credit card industry is highly competitive and the Company will compete with numerous other credit card providers for new accounts and for use of the credit cards.

     Credit card customers choose their credit card issuers largely on the basis of price, credit limit and other product features and once an account is originated, customer loyalty may be limited. Customers can and frequently do move accounts from one credit card issuer to another, or cease or limit use of one credit card in favor of another.

     The credit card and consumer revolving loan industry is highly competitive and operates in a legal and regulatory environment increasingly focused on the cost of services charged to consumers. There is increased use of advertising, target marketing, pricing competition, incentive programs and new credit card issuers seeking to expand or to enter the market and compete for customers. In addition, some of the Company's competitors are now attempting to employ programs similar to the specialized marketing programs and information based strategies through which the Company has solicited new accounts.

TIMING OF PAYMENTS IS NOT CERTAIN

     The receivables may be paid at any time. The Company cannot assure you that any particular pattern of accountholder payments will occur. In addition to other factors discussed above in this "Risk Factors" section, changes in finance charges can alter the monthly payment rates of accountholders.

ABILITY TO CHANGE TERMS OF THE CREDIT CARD ACCOUNTS COULD ALTER PAYMENT PATTERNS

     As owner of a participation interest in the accounts, the Company will have the right to change various account terms (including the fees and the required monthly minimum payment). If any fees are reduced, there could be a corresponding decrease in the collection of finance charges. In addition, changes in the account terms may alter payment patterns.

     The Company ordinarily will not reduce any fees, unless the bank is required by law to do so or it determines that such reduction is necessary to maintain its credit card business on a competitive basis.

     The Company may change the terms of the accounts or its servicing practices (including the reduction of the required minimum monthly payment and the calculation of the amount or the timing of fees and charge offs) if it takes the same action on its other substantially similar accounts.

     The Company has no restrictions on its ability to change the terms of the accounts except as described above. Changes in relevant law, changes in the marketplace, or prudent business practices could impel the Company to change account terms.

INTENSE COMPETITION

     The Company will face intense and increasingly aggressive competition from other consumer lenders in all of its product lines. Many competitors are substantially larger and have greater financial resources than the Company, and customer loyalty is often limited. Competitive practices, such as the offering of lower interest rates and fees and the offering of incentives to customers, could hurt the Company's ability to attract and retain customers. The success of Nova and Key has also attracted new lenders to traditionally underserved markets such as the lower line credit card market, resulting in increased competition.

     The Gramm-Leach- Bliley Act of 1999 (the "GLB Act"), which permits the affiliation of commercial banks, securities firms and insurance companies, may increase the number of competitors in the banking industry and the level of competition in providing banking products, including credit cards. To the extent that the GLB Act promotes competition or consolidation among financial service providers active in the consumer credit market, the Company could experience increased competition for customers, employees and funding. However, the Company is unable to predict at this time the scope or extent of any such impact.

     In October 1998, the U.S. Justice Department filed a complaint against MasterCard International Incorporated, Visa U.S.A., Inc. and Visa International, Inc., asserting that duality (the overlapping ownership and control of both the MasterCard and Visa associations by the same group of banks) restrains competition between Visa and MasterCard in the market for general purpose credit card products and networks in violation of the antitrust laws. The government seeks as relief that only member banks "dedicated" to one association be permitted to participate in the governance of that association. In addition, the complaint challenges the rules adopted by both MasterCard and Visa that restrict member banks from joining American Express, Discover/Novus or other competing networks. MasterCard and Visa have stated that they consider the suit without merit and have denied the allegations of the complaint. Neither the ultimate outcome of this litigation nor its effect on the competitive environment in the credit card industry if the lawsuit succeeds can be predicted with any certainty.

INCREASED DELINQUENCIES AND CREDIT LOSSES

     The delinquency rate on the Company's consumer loans, as well as the rate at which the Company's consumer loans are charged off as uncollectible (referred to as the credit loss rate), may increase, depending on a number of factors, including (i) an increase in new accounts which generally experience higher delinquency and credit loss rates, and (ii) an increase in the number of customers seeking protection under the bankruptcy laws. Increased delinquencies and credit losses could also occur in the event of a national or regional economic downturn or recession, or for other reasons. Unlike a traditional credit card portfolio, sub prime portolios experience higher initial delinquency and first payment default rates. An increase in new accounts can significantly increase delinquency and loss rates.

VENDOR RELATIONSHIPS

     The Company's business will depend on a number of services provided by third parties, including telemarketing and data processing providers, nationwide credit bureaus, postal and telephone service providers, bankcard associations and providers of transaction processing services. A major disruption in one or more of these services could significantly hurt the Company's operations.


GOVERNMENT POLICY AND REGULATION

     Federal and state laws significantly limit the types of activities in which the Company and/or its subsidiaries will be permitted to engage. In addition, consumer protection and debtor relief laws limit the manner in which the Company may offer, extend, manage and collect loans. Congress, the States, and other jurisdictions in which the Company operates may enact new laws and amendments to existing laws that further restrict consumer lending, including changes to the laws governing bankruptcy, which could make it more difficult or expensive for the Company to collect loans, or impose limits on the interest and fees that the Company may charge its customers. The Company's earnings could also be hurt by changes in government fiscal or monetary policies, including changes in capital requirements and rates of taxation, and by changes in general social and economic conditions.

MANAGEMENT AND OPERATIONS

     The Company's growth and profitability will depend on its ability to retain key executives and managers, attract capable employees, maintain and develop the systems necessary to operate its businesses and control the rate of growth of its expenses. Expenses could significantly increase due to acquisition-related expenses, new product development, facilities expansions, increased funding or staffing costs and other internal and external factors.

OTHER INDUSTRY RISKS

     The Company will face the risk of fraud by accountholders and third parties, as well as the risk that increased criticism from consumer advocates and the media could hurt consumer acceptance of the Company's products. The financial services industry as a whole is characterized by rapidly changing technologies. System disruptions and failures may interrupt or delay the Company's ability to provide services to its customers. In particular, the Company faces technological challenges in the developing online credit card market. The secure transmission of confidential information over the Internet is essential to maintain consumer confidence in the products and services offered by e-commerce business. Security breaches, acts of vandalism, and developments in computer capabilities could result in a compromise or breach of the technology the Company uses to protect customer transaction data. Consumers generally are concerned with security breaches and privacy on the Internet, and Congress, individual States and other jurisdictions could enact new laws regulating the electronic commerce market that could adversely affect the Company.

                               THE SPECIAL MEETING

PURPOSE OF THE SPECIAL MEETING

     The Increase in Common Stock
     ----------------------------

     At the special meeting, shareholders will be asked to approve the increase in common stock which involves the following:

     o An amendment of Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares.

     The Equitex Board has conditioned the Increase in Common Stock upon:

     (i) approval of the Increase in Common Stock by the holders of a majority of the outstanding stock entitled to vote and a majority of the outstanding stock of each class entitled to vote as a class.

     The Increase in Common Stock will not occur if the condition described above is not satisfied.

     The Distribution and Spin-Off
     -----------------------------

     At the special meeting, shareholders will be asked to approve the Distribution and Spin-Off stock which involves the following:

     o The distribution by the Company of all of its assets, net of all liabilities assumed, to E2000 and the distribution by the Company of all of its the outstanding shares of common stock of E2000 to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company, as further described in this Proxy Statement.

     If Equitex's shareholders approve the Distribution and Spin-Off, and the other conditions to the Distribution and Spin-Off are satisfied or waived, Equitex anticipates that the Equitex Board will authorize the various components of the Distribution and Spin-Off and declare a special dividend payable in E2000 common stock and set a record date for that dividend. Each holder of record of Equitex common stock on the record date for the special dividend contemplated by the Distribution and Spin-Off, other than shareholders who properly exercise their dissenters' rights under Delaware law, if dissenters' rights are available under Delaware law, will receive one share of E2000 common stock for each share of Equitex common stock held on the record date for the Spin-Off. No consideration will be paid by the holders of Equitex common stock for the E2000 common stock.

     The Equitex Board has conditioned the Distribution and Spin-Off upon, among other things:

     (i) approval of the Distribution and Spin-Off by the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class;

     (ii) if dissenters' rights are available under Delaware law, holders of no more than 1% of Equitex' outstanding common stock exercise dissenters' rights; and

     (iii) there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body that prohibits or makes illegal the transaction contemplated by the Distribution.

     The Distribution and Spin-Off will not occur if the conditions described above are not satisfied.

     The Equitex Board has retained discretion, even if all conditions to the Distribution and Spin-Off are satisfied, to abandon, defer or modify the Distribution and/or the Spin-Off.

     The Distribution and Spin-Off will separate Equitex into two publicly owned companies. After the Distribution and Spin-Off, E2000 will primarily operate in the mortgage banking industry.

     The Acquisitions
     ----------------

     At the special meeting, shareholders will be asked to approve the Acquisitions which involves the following:

     o The acquisition all of the outstanding capital stock of Nova and Key in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million.

     The Equitex Board has conditioned the Acquisitions upon, among other things:

     (i)    the Distribution and the Spin-Off;


     (ii)   the approval of the Acquisitions by our stockholders; and

     (iii) the approval of the increase in the authorized shares of Common Stock from 7,500,000 shares to 50,000,000 shares pursuant to proposal number one.

     The Acquisitions will not occur if the conditions described above are not satisfied.

     The Equitex Board has retained discretion, even if all conditions to the Acquisitions are satisfied, to abandon, defer or modify the Acquisitions.

VOTE REQUIRED

     The proposals to be acted on at the meeting require the following votes:

     o Approval of the adoption of the amendment of Paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $.02 par value, from 7,500,000 shares to 50,000,000 shares will require the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class;

     o Approval of the distribution by the Company of its assets, net of all liabilities assumed, to E2000 and the distribution by the Company of all of its outstanding shares of common stock of E2000 to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company, as further described in this Proxy Statement, will require the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class; and

     o Approval of the acquisition all of the outstanding capital stock of Nova and Key in exchange for the greater of 7,140,000 shares, or 50% of the outstanding common stock of the Company on a post acquisition basis and cash consideration of $5 million will require the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.

     Equitex believes that under Delaware law, which governs the Distribution and Spin-Off, a vote of shareholders is not required in connection with the Distribution and Spin-Off. Delaware law requires the approval by the holders of at least a majority of Equitex's outstanding shares entitled to vote thereon for a lease, sale, exchange, transfer, or other disposition of all, or substantially all, of the assets of Equitex. Equitex believes that the Distribution and Spin-Off is not a disposition of substantially all of the assets of Equitex. Although Equitex believes that the Distribution and Spin-Off does not require shareholder approval, Equitex is seeking to obtain the views of its shareholders because of the importance of the Distribution and Spin-Off to shareholders.

PROXIES

     All shares of Equitex common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted at the special meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, the shares will be voted in favor of each of the proposals. If any other matters are properly presented at the special meeting for action, which is not anticipated, the proxy holders will vote the proxies which confer authority to such holders to vote on such matters in accordance with their judgment. An Equitex shareholder returning a proxy may revoke it at any time before it is voted by communicating the revocation in writing to the Secretary of Equitex or by executing and delivering a later-dated proxy. In addition, any person who has executed a proxy and is present at the special meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of the proxy has been given. Any written notice revoking a proxy should be sent to Equitex, Inc., 7315 East Peakview Avenue, Englewood, Colorado 80111, Attention: Secretary.

     If a quorum is not present at the time the special meeting is convened, or if Equitex believes that additional time should be allowed for the solicitation of proxies or for any other reason, Equitex may adjourn the special meeting from time to time upon a vote of the shareholders present in person or by proxy at the special meeting. If Equitex proposes any adjournment of the special meeting by a vote of the shareholders, the person named in the enclosed form of proxy will vote all shares of Equitex common stock for which they have voting authority in favor of the adjournment.

COSTS OF SOLICITATION

     Equitex will bear the costs of this solicitation. In addition to solicitation by mail, Equitex will request banks, brokers and other custodians, nominees and fiduciaries to supply proxy materials to the beneficial owners of Equitex common stock of whom they have knowledge, and will reimburse them for their expenses in so doing. In addition, some directors, officers and other employees of Equitex, not specially employed for the purpose, may solicit proxies, without additional remuneration therefor, by person interview, mail, telephone or telefax.

DISSENTERS' RIGHTS

     If, under Delaware law, the Distribution and Spin-Off are the disposition of substantially all of the Company's assets, shareholders who comply with the requirements of Delaware General Corporation Law ss. 262 will be entitled to dissent from the Distribution and Spin-Off proposal. The Company, however, does not believe that, under Delaware law, the Distribution and Spin-Off would be a disposition of substantially all of its assets. The Company therefore does not believe that dissenters' rights would arise by reason of the Distribution and Spin-Off. If, contrary to the Company's belief, rights of dissent are available, shareholders who perfect dissenters' rights in accordance with Delaware General Corporation Law ss. 262 will be entitled to the "fair value" of their Equitex common stock, determined in accordance with the statutory procedure. If, contrary to the Company's belief, dissenters' rights are available under Delaware law, the Distribution and Spin-Off will not occur if holders of more than 1% of Equitex' outstanding common stock exercise dissenters' rights.

     If, under Delaware law, the Acquisitions are a disposition of substantially all of the Company's assets, shareholders who comply with the requirements of Delaware General Corporation Law ss. 262 will be entitled to dissent from the Acquisitions proposal. The Company, however, does not believe that, under Delaware law, the Acquisitions would be a disposition of substantially all of its assets. The Company therefore does not believe that dissenters' rights would arise by reason of the Acquisitions. If, contrary to the Company's belief, rights of dissent are available, shareholders who perfect dissenters' rights in accordance with Delaware General Corporation Law ss. 262 will be entitled to the "fair value" of their Equitex common stock, determined in accordance with the statutory procedure. If, contrary to the Company's belief, dissenters' rights are available under Delaware law, the Acquisitions will not occur if holders of more than 1% of Equitex' outstanding common stock exercise dissenters' rights.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Commission which are located as follows:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the Internet at http://www.sec.gov.

                       DOCUMENTS INCORPORATED BY REFERENCE

     THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT INCLUDED IN OR DELIVERED WITH THESE PROXY MATERIALS. DOCUMENTS RELATING TO THE COMPANY (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, FROM EQUITEX, INC., 7315 EAST PEAKVIEW AVENUE, ENGLEWOOD, COLORADO 80111, ATTENTION: SECRETARY, TELEPHONE (303) 796-8940. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY SUCH REQUEST SHOULD BE MADE BY _______________ ___, 2000. COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST.

     The following documents of the Company are incorporated by reference herein:

     1. Annual report on Form 10-K, for the year ended December 31, 1999;

     2. Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;

     3. Quarterly Report on Form 10-Q for the quarter ended June 30, 2000;

     4. Current Report on Form 8-K dated August 30, 2000; and

     5. The description of Equitex, Inc. Common Stock contained in its Registration Statement on Form 8-A (Commission File No. 0-12374) as filed with the Commission on July 21, 1983.

     All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this Proxy Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

                              REVOCABILITY OF PROXY

     If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the stockholder. The Proxy may be revoked by the stockholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.

                                  SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                                VOTING SECURITIES

     Holders of record of the Company's common stock, $.02 par value (the "Common Stock"), at the close of business on ________ ____, 2000 (the "Record Date") will be entitled to vote on all matters. On the Record Date, the Company had outstanding _________ shares of Common Stock. The holders of all shares of Common Stock are entitled to one vote per share. The Common Stock is the only class of voting securities outstanding. One-third of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any stockholders' meeting. Passage of Proposal Number One requires the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class. Abstentions on a proposal will be counted as votes against that proposal. Broker non-votes will not be counted as shares represented at the meeting.

                                 DIVIDEND POLICY

     The payment and level of cash dividends by Equitex is subject to the discretion of the Equitex Board of Directors. Dividend decisions are based on a number of factors, including the future operating results and financial requirements of Equitex , state law requirements and other factors. No dividends have been declared.

                      PRICE RANGE OF EQUITEX COMMON STOCK

     Equitex common stock is listed and traded on the Nasdaq SmallCap Market under the symbol "EQTX." The following table reflect the high and low sales prices per share of Equitex common stock, as reported on the Nasdaq SmallCap Market for the fiscal period indicated.

                                                 PRICE RANGE
                                             HIGH           LOW
                                             ----           ---
1998:
First Quarter                              $ 3.6250       $0.8125
Second Quarter                               5.6250        3.0000
Third Quarter                                7.1250        4.3750
Fourth Quarter                               7.5625        6.4375
1999:
First Quarter                              $12.7500       $6.7500
Second Quarter                              48.8125        9.0000
Third Quarter                               14.2500        8.5000
Fourth Quarter                              10.5625        7.6250
2000:
First Quarter                              $11.7500       $6.4062
Second Quarter                               9.3906        4.6250
Third Quarter                                8.4375        5.6250
Fourth Quarter (through October 10, 2000)    6.6250        5.5000

     Shareholders are urged to obtain current trading price information before voting on the Distribution and Spin-Off.

     There has not been established a public trading market for E2000 common stock.

                             SELECTED FINANCIAL DATA

     The selected financial data set forth below as of and for each of the years in the five-year period ended December 31, 1999, have been derived from our audited financial statements. The consolidated balance sheet data and statement of operations data as of and for the year ended December 31, 1999, has been derived from our consolidated financial statements which have been audited by Gelfond Hochstadt Pangburn, P.C. The balance sheet data and statement of operations data as of and for each of the years in the four-year period ended December 31, 1998, has been derived from our financial statements which have been audited by Davis & Co., CPAs, P.C. Balance sheet data and statement of operations data as of and for the six-month periods ended June 30, 2000 and June 30, 1999, has been derived from our unaudited interim financial statements.

     Because of recent changes in our business, the historical information reflected below may not be a good basis for evaluating our current and future performance. You should read this information, together with the financial statements and related notes, and the information under the heading "Management's discussion and analysis of financial condition and results of operations."

                               BALANCE SHEET DATA
                                 (IN THOUSANDS)

                                     As of
                                    June 30,                As of December 31,
                                  -----------  --------------------------------------------
                                  (Unaudited)                   (Audited)
                                      2000     1999      1998      1997      1996      1995
                                      ----     ----      ----      ----      ----      ----
                                                       (Note 1)  (Note 1)  (Note 1)  (Note 1)
Assets:
     Cash and Cash equivalents ..   $   221   $   784   $    32   $     9   $    54   $   177
     Mortgage loans held for sale         0    14,787         0         0         0         0
     Investments ................     2,542     3,475     5,592     4,701    10,200    18,682
     Property, plant and ........       162     1,058        26        29        39        21
     equipment  (net)
     Intangible assets ..........     3,777    20,010         0         0         0         0
     Total assets ...............     8,281    41,745     5,859     5,039    10,478    19,057

Liabilities:
     Warehouse loans ............         0    18,582         0         0         0         0
     Total liabilities ..........     2,229    26,170     1,771     1,499     3,217     7,140

Minority interest ...............     5,488     6,473         0         0         0         0

Stockholders' equity ............       564     9,102     4,088     3,540     7,261    11,917

Note 1: On January 4, 1999, the Company withdrew its election to be treated as a Business Development Company ("BDC") subject to the Investment Company Act. As a result of this withdrawal, the Company is now required to present its financial statements consistent with those of a normal operating company as opposed to a BDC. Because the Company was a BDC during the years ended December 31, 1995 through December 31, 1998, the 1998, 1997, 1996 and 1995 financial statements reflect the BDC format.

                          STATEMENT OF OPERATIONS DATA
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                    As of six
                                      months
                                  ended June 30,                     As of the year ended December 31,
                              ----------------------    -------------------------------------------------------------
                                   (Unaudited)                                   (Audited)
                                 2000         1999         1999        1998         1997         1996         1995
                                 ----         ----         ----        ----         ----         ----         ----
                                                                     (Note 1)     (Note 1)     (Note 1)     (Note 1)

Revenues ..................   $   1,779    $     655    $   2,419    $     448    $     378    $     633    $     308
Expenses ..................      (4,947)      (1,840)      (8,351)      (2,418)      (1,814)      (1,153)      (1,500)
Loss on FBMS rescission ...      (4,439)
Other income (expense) ....      (1,277)          44       (1,785)        --           --           --           --
                              ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net loss ..................      (8,884)      (1,141)      (7,717)      (1,970)      (1,436)        (520)      (1,192)

Net investment (loss) .....        --           --           --         (2,267)      (1,406)        (586)      (1,070)
Net realized gain (loss) on
     investments ..........        --           --           --          1,108        1,004        1,226           31
Unrealized gain (loss) on
     investments ..........        --           --           --         (1,056)      (3,522)      (5,207)        (737)
Amortization of discount on
     preferred stock ......        --           --         (3,218)        --           --           --           --
Deemed preferred stock
     dividends                      (36)        --            (51)        --           --           --           --
                              ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net loss applicable to
     common shareholders ..   $  (8,920)   $  (1,141)   $ (10,986)   $  (4,185)   $  (5,360)   $  (5,087)   $  (2,968)
                              =========    =========    =========    =========    =========    =========    =========
Net loss per common share .   $   (1.25)   $   (0.40)   $   (1.64)
                              =========    =========    =========
Decrease in net assets per
     share - primary ......                                          $   (0.45)   $   (1.25)   $   (1.42)   $   (0.55)
                                                                     =========    =========    =========    =========
Decrease in net assets per
     share fully diluted ..                                                                    $   (1.26)   $   (0.49)
                                                                                               =========    =========
Weighted average common
     share outstanding ....   7,140,293    6,236,754    6,718,170    4,416,988    3,192,600    3,214,708    3,217,615
                              =========    =========    =========    =========    =========    =========    =========

Note 1: On January 4, 1999, the Company withdrew its election to be treated as a BDC subject to the Investment Company Act. As a result of this withdrawal, the Company is now required to present its financial statements consistent with those of a normal operating company as opposed to a BDC. Because the Company was BDC during the years ended December 31, 1995 through December 31, 1998, the 1998, 1997, 1996 and 1995 financial statements reflect the BDC format.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Set forth below is certain information as of September 15, 2000, with respect to ownership of the Company's Common Stock held of record or beneficially by (i) the Company's executive officers (ii) each director of the Company, (iii) each person who owns beneficially more than five percent of the Company's outstanding Common; and (iv) all directors and executive officers as a group:

                                                                    Percentage
                                               Number of             Owned of
Name and Address                                Common                Common
of Beneficial Owner                          Stock Owned (1)           Stock
-------------------                          ---------------           -----
Henry Fong                                  1,630,544 (2) (3)          20.2%
7315 East Peakview Avenue
Englewood, Colorado 80111

Russell L. Casement                           486,900 (4)               6.5%
1355 S. Colorado Blvd., Suite 320
Denver, Colorado   80222

Aaron A. Grunfeld                             412,200 (5)               5.5%
10390 Santa Monica Blvd., Fourth Floor
Los Angeles, California   90025

All officers and directors
as a group (four persons)                   2,625,944 (6)              29.5%
----------------------

(1)     The beneficial owners exercise sole voting and investment power.
(2) Includes 945,700 shares underlying options granted under the Company's 1999 Stock Option Plan.
(3) Includes 459,554 shares owned by a corporation in which Mr. Fong is an officer and director.
(4) Includes 36,400 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors and 329,500 shares underlying options granted under the Company's 1999 Stock Option Plan.
(5) Includes 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors and 329,500 shares underlying options granted under the Company's 1999 Stock Option Plan.
(6) Includes 86,400 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors and 1,671,000 shares underlying options granted under the Company's 1999 Stock Option Plan.

     The issuance of 7,140,000 shares of the Company's common stock in the acquisitions of Nova Financial Systems, Inc. and Key Financial Systems, Inc., as described under Proposal One, may, at a subsequent date, result in a change in control of the Company.

             LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Generally, a director of a Delaware corporation will not be found to have violated his fiduciary duties unless there is proof by clear and convincing evidence that the director has not acted in good faith, in a manner he reasonably believes to be in or not opposed to the best interests of the corporation, or with the care that an ordinarily prudent person in a like position would use under similar circumstances. In general, a director is liable for monetary damages for any action or omission as a director only if it is proved by clear and convincing evidence that such act or omission was undertaken either with deliberate intent to cause injury to the corporation or with reckless disregard for the best interest of the corporation.

     Under Delaware law, a corporation must indemnify its directors, as well as its officers, employees and agents, against expenses where any such person is successful on the merits or otherwise in defense of an action, suit or proceeding. A corporation may indemnify such persons in actions, suits and proceeds (including derivative suits) if the individual has acted in good faith and in a manner that he believes to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, the individual must also have no reasonable cause to believe that his conduct was unlawful. Indemnification may be made only if ordered by a court or if authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such a determination may be made by a majority of the disinterested directors, by independent legal counsel or by the shareholders. In order to obtain reimbursement for expenses in advance of the final disposition of any action, the individual must provide an undertaking to repay the amount if it is ultimately determined that his is not entitled to be indemnified.

     In general, Delaware law requires that all expenses, including attorney's fees, incurred by a director in defending any action, suit or proceeding be paid by the corporation as they are incurred in advance of final disposition if the director agrees to repay such amounts if it is proved by clear and convincing evidence that his action or omission was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation and if the director reasonably cooperated with the corporation concerning the action, suit or proceeding.

                               PROPOSAL NUMBER ONE
                          TO CHANGE PARAGRAPH 4 OF THE
                          CERTIFICATE OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK
                 NECESSARY TO COMPLETE THE PROPOSED TRANSACTIONS

     The Board of Directors recommends an amendment to the Company's Certificate of Incorporation to cause an increase in the number of authorized shares. A condition to the completion of several proposed transactions described below is approval of this proposal. In exchange for all of the outstanding capital stock of Nova Financial Systems, Inc. and Key Financial Systems, Inc., the Company intends to issue 7,140,000 shares of Common Stock. The Company's Series F Convertible Preferred Stock issued in connection with the acquisition of The Meridian Residential Group, Inc., described below, may convert into approximately 65,000 shares of the Company's Common Stock. Upon approval of this proposal, the Company's Series E Convertible Preferred Stock issued in connection with the acquisition and recission of First Bankers Mortgage Services, Inc., described below, may convert into approximately 300,000 shares of the Company's Common Stock. The Company's Series G Convertible Preferred Stock issued in connection with a private placement may convert into approximately 300,000 shares of the Company's Common Stock.

     The Certificate of Incorporation of the Company currently authorizes the issuance of up to 7,500,000 shares of Common Stock and 2,000,000 shares of preferred stock with a par value of $0.02 per share (the "Preferred Stock"). As of August 30, 2000, of the 7,500,000 shares of Common Stock authorized, 7,140,293 shares were outstanding and 1,786,400 shares of Common Stock are reserved for issuance upon the exercise of outstanding options and warrants. See Options and Warrants on page 28. As of September 15, 2000, of the 2,000,000 shares of Preferred Stock authorized 1,200 shares of Series D 6% Convertible Preferred Stock, 300 shares of Series E Convertible Preferred Stock, 460,000 shares of Series F Convertible Preferred Stock and 1,300 shares of Series G Convertible Preferred Stock were outstanding.

     The Board of Directors deems it advisable to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000 shares. A copy of Paragraph 4 of the Certificate of Incorporation as it would read following adoption of this Proposal is included herewith as
Exhibit 1.

     The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights relating to the Common Stock.

     To the extent that any further issue of shares is made on other than a pro rata basis to current stockholders, the present ownership of current stockholders may be diluted.

     If the proposed amendment is approved, the additional authorized shares would be available for issuance by the Board of Directors for any proper corporate purpose at any time without further stockholder approval except as otherwise required by applicable law or securities exchange listing rules. Nonetheless, it is the intention of the Board of Directors to use a portion of the additional shares to: (i) be issued in connection with the Acquisitions, the Meridian Residential Group, Inc. and First Bankers Mortgage Services, Inc., described below; (ii) for possible issuance in connection with one or more equity financing; and (iii) to issue shares issuable pursuant to Company stock option plans.

   ACQUISITION OF NOVA FINANCIAL SYSTEMS, INC. AND KEY FINANCIAL SYSTEMS, INC.

     As described more fully under Proposal Number Three of this Proxy Statement, the Company signed a definitive agreement with Nova and Key to acquire all the outstanding capital stock of Nova and Key in exchange for the greater of 7,140,000 shares, or 50%, of the outstanding Common Stock of the Company on a post acquisition basis and cash consideration of $5 million. Consummation of the Nova and Key mergers is subject to a number of conditions, including the approval of the increase in the authorized shares of Common Stock from 7,500,000 shares to 50,000,000 shares. Nova and Key may waive the approval of the increase in authorized shares if the Company's shareholder meeting has not been held prior to the closing of the mergers or the closing may be postponed until the Company's shareholder meeting has been held and an amended Certificate of Incorporation has been filed in Delaware.

     Financial statements of Nova as of and for the periods June 30, 2000, December 31, 1999 and December 31, 1998 are attached hereto as Exhibit 2.

     Financial statements of Key as of and for the periods June 30, 2000, December 31, 1999 and December 31, 1998 are attached hereto as Exhibit 3.

               ACQUISITION OF THE MERIDIAN RESIDENTIAL GROUP, INC.

     The Company closed on September 7, 2000, effective September 27, 2000, the acquisition by merger of all of the issued and outstanding common stock of the Meridian Residential Group, Inc. ("Meridian") through its wholly-owned subsidiary, GR.com, Inc., in exchange for 425,000 shares of our Series F Convertible Preferred Stock (the "Series F Preferred Stock"). The Series F Preferred Stock has a stated value of $8.00 per share and is convertible into shares of the Company's common stock any time and from time to time at the option of the holder until March 7, 2004, at a conversion price of $7.00 per share. On March 7, 2004, all remaining outstanding Series F Preferred Stock shall be automatically converted into shares of the Company's common stock. To the extent that the holders realize proceeds from the sale of the shares of common stock in an amount that is less than conversion price, we have agreed to issue the holders additional shares of our common stock having a market value equal to any such deficiency.

     In addition, E2000 agreed to issue additional shares of common stock to the Meridian shareholders having a market value, at the time of issuance, equal to 20% of the annual increase in pre-tax net earnings compared to the immediately preceding year of the Meridian business for each of the five years subsequent to closing, commencing with the year ending December 31, 2000. The aggregate market value of the additional shares of the Company's common stock cannot exceed (i) $3,440,000 and (ii) without shareholder approval, 19.9% of the Company's currently outstanding common stock.

     In connection with the Meridian acquisition, nMortgage acquired from Meridan Capital Group, LLC, the proprietary business model, website, trademarks, corporate names and all related intellectual property rights related to the Meridian GreatRate.com business, including the names GreatRate.com and GreatRateMortgage.com for a cash purchase price of $850,000.

     The Meridian shareholders have the right at any time and from time to time prior to March 7, 2004, to exchange up to 50% of the shares of the Company's common stock received upon conversion of the Series F Preferred Stock or in connection with the merger for shares of nMortgage common stock. Each share of the Company's common stock will be exchange for shares of nMortgage common stock in accordance with the ratio determined by dividing (i) the greater of the then market price of the Company's common stock or $8.00 by (i) the lesser of the market price of the nMortgage common stock or $1.00.

BUSINESS OF MERIDIAN RESIDENTIAL GROUP, INC.

     Meridian Residential Group, Inc. ("MRG") was established on February 28, 1996. In its intial Phase MRG set out to become a mortgage banker, in order to capitalizeon the experience and vast client base of its principals. Over time MRG became a provider of mortgage management services and E commerce infrastructure platforms to the mortgage industry. As a result, MRG set out to create a strategic alliance with an entity that could provide technology compatible with its net stream lined virtual back office. Details of the new business model and sstrategic alliance partner are detailed below.

     Since March 1, 2000, Meridian has laid the groundwork for a new business model. It has developed a web-based strategy called GreatRate.com with the web address bearing the same name www. GreatRate.com. Through its site, Meridian is developing web based mortgage products that will allow it to capitalize on its streamlined back office operation to expand its business nationwide. The goal of the new business plan is to create a B2B platform for Meridian to reach out to small banks and financial institutions allowing them to utilize Meridian's/nMortgage's technology and infrastructure. This will enable the financial institution to enter into the business of providing residential and small commercial mortgages to their clientele with almost no startup costs.

     Meridian was recently merged with GR.com, a newly formed subsidiary of Equitex, Inc. As a result, MR will take its streamlined virtual back office and join it with Equitex' mortgage technology subsidiary, nMortgage. Meridian should benefit strongly from the technology already developed by nMortgage.

MERIDIAN'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     This section containing Meridian's Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the financial statements of MRG as of and for the year ended February 29, 2000 and as of and for the four months ended June 30, 2000 and 1999, attached as Exhibit 4 to this proxy statement.

Fiscal year ending February 1999 vs. February 2000
--------------------------------------------------

REVENUE

     Revenue in fiscal year ending February 2000 increased to $2,244,550 from $2,069,045 in fiscal year ending February 1999. Volume of closed loan origination grew to $155,000,000 vs. $122,000,000, representing an increase of 20%. This is despite an 8% volume decline in the mortgage origination industry. Volume and income increases can be attributed to several factors, however the most substantial factor is MRG's ability to maintain its foothold in the purchase mortgage market as opposed to the more volatile refinance market. MRG had the identical expenditures in regard to its advertising as the previous year and relied on its ability to maintain a strong referral base with realtors, attorneys, financial planners and most importantly previous clients, to create a steady flow of business.

OPERATING EXPENSES

     Operating expenses for year-ended February 29, 2000 were $2,212,286, compared with $1,961,086 for the year ended February 28, 1999. MRG changed its compensation policy during the fiscal year ending February 28, 2000, from salaried employees to a commissioned sales force. This policy change decreased salaries by approximately $300,000, auto expenses by $12,000 and employee benefits by $68,000. Accordingly, commission expense increased by $600,000. In addition, the new compensation method reduced fixed costs for MRG and created greater incentive for the MRG's sales force.

Four months ended June 30, 1999 vs. June 30, 2000
-------------------------------------------------

REVENUES

     Fees generated for the four months ended June 30, 2000 were $728,713 down from revenues of $881,309 for the four month's ended June 30 1999. Closed mortgage volume for MRG through June 30, 2000 was $57,482,243. Mortgage applications in the active pipeline were in excess of $45,000,000 most of which is anticipated to close in the next three months.

     The industry as a whole estimates a decline of 18% for the year. The slight drop in volume for MRG can be attributed to the slowdown in the market as a whole and the extensive travel and focus of MRG's management in regard to the new business model.

OPERATING EXPENSES

     As a result of the change in MRG's compensation method, the decrease in revenue caused an overall decrease in expenses for the period. Salaries decreased by $37,436 and commissions decreased by $67,297. These decreases were offset by increases in professional fees and computer services by $9,505 and $6,133, respectively.


       ACQUISITION OF FIRST BANKERS MORTGAGE SERVICES, INC. AND RECISSION

     On August 23, 1999, Company acquired First Bankers Mortgage Services, Inc. ("FBMS"). FBMS, a Florida corporation, is a full service mortgage banking company headquartered in the Fort Lauderdale, Florida area. The Company acquired all of the outstanding common stock of FBMS from its sole shareholder, Vincent Muratore. The total aggregate purchase price for FBMS, was 1,000 shares of the Company's Series E Convertible Preferred Stock (the "Series E Preferred Stock"), 250 shares of which were issued at closing and 750 shares of which were issuable upon satisfaction of certain performance conditions. In addition, the purchase price was subject to post-closing adjustments pursuant to the Agreement and Plan of Reorganization, dated June 22, 1999, among, the Company, FBMS, Vincent Muratore and FBMS Acquisition Corp., as amended. Under Delaware law, the Company was not required to, and did not, seek shareholder approval for this transaction.

     In connection with the FBMS Transaction, the Company invested approximately $4,700,000 in FBMS for working capital purposes (the "FBMS Investment").

     Subsequent to the Acquisition of FBMS, all outstanding shares of FBMS were transferred to a new wholly owned subsidiary of the Company, nMortgage, Inc. ("nMortgage").

     On August 15, 2000, the Company reached an agreement in principal to rescind the acquisition of FBMS effective June 28, 2000. Under the terms of the recission agreement, all assets and liabilities of FBMS as of June 28, 2000 were returned to the former owner of FBMS. The Company retained certain intellectual property rights valued at approximately $2,500,000 related to the Internet-based mortgage banking business of nMortgage. As part of the settlement, the Company has agreed to issue up to 50 additional shares of its Series E Convertible Preferred Stock to fund the resolution of certain claims against FBMS resulting in an aggregate of 300 shares of Series E Convertible Preferred Stock being issued. As a result of the recission, the Company divested itself of the assets, liabilities, and operations of FMBS as of June 28, 2000 and the Company's investment in FBMS was written-off as of June 28, 2000, resulting a loss of $4,439,000.

     The holders of the Series E Convertible Preferred Stock are not entitled to dividends, do not have a liquidation preference and do not have voting rights. Each outstanding share of Series E Convertible Preferred Stock automatically converts to 1,000 shares of Common Stock upon (i) the approval of the increase in the authorized shares of Common Stock from 7,500,000 shares to 50,000,000;
(ii) the subsequent merger of the Company with or into another company; or (iii) the sale of substantially all the Company's assets. The 300 outstanding shares of Series E Convertible Preferred Stock will convert into 300,000 shares of Common Stock.

                  SALE OF SERIES G CONVERTIBLE PREFERRED STOCK

     On September 6, 2000, the Company completed the private placement of 1,300 shares of the Company's Series G 6% Convertible Preferred Stock (the "Series G Preferred Stock"), receiving net proceeds of $1,240,000. The proceeds from this transaction were used in connection with the Meridian acquisition, the purchase of the GreatRate.com intellectual property by nMortgage and general working capital purposes. The Series G Preferred Stock has a stated value of $1,000 per share and bears dividends at 6% per annum, payable quarterly commencing September 30, 2000, when, as and if declared by the Company's Board of Directors. Dividends may be payable by the Company in cash or, at the Company's option, shares of common stock. The Series G Preferred Stock is convertible, together with any accrued but unpaid dividends, at any time and from time to time into shares of the Company's common stock at a conversion price per share equal to the lesser of $6.50 or 65% of the market price upon the occurrence of certain material events. All outstanding Series G Preferred Stock shall be automatically converted into common stock on August 31, 2003.

     The Series G Preferred Stock is redeemable at the Company's option at any time at a redemption price equal to $1,350 per share plus any accrued but unpaid dividends. The Company is required to redeem the Series G Preferred Stock if its shareholders have not approved an increase in the number of shares of authorized common stock from 7,500,000 to 50,000,000 effective on or before March 4, 2001 or a registration statement relating to the resale of certain shares of the Company's common stock underlying the Series G Preferred Stock is not declared effective on or before 180 days of its filing.

                         DESCRIPTION OF PREFERRED STOCK

     The Company's preferred stock is so-called "blank check" preferred since the Board of Directors of the Company may fix or change the terms, including:
(i) the division of such shares into series; (ii) the dividend or distribution rate; (iii) the dates of payment of dividends or distributions and the date from which they are cumulative; (iv) liquidation price; (v) redemption rights and price; (vi) sinking fund requirements; (vii) conversion rights; (viii) restrictions on the issuance of additional shares of any class or series. As a result, the Board of Directors of the Company are entitled to authorize the creation and issuance of up to 2,000,000 shares of Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by the Company's stockholders except as may be required by applicable laws or securities exchange listing rules.

     The holders of shares of Preferred Stock have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof. The Board of the Company has the right to establish the relative rights of the Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of affairs of the Company as compared with such rights applicable to the Common Stock and any other series of Preferred Stock.

     The effect of Preferred Stock upon the rights of holders of Common Stock may include: (i) the reduction of amounts otherwise available for payment of dividends on Common Stock to the extent that dividends are payable on any issued shares of Preferred Stock; (ii) restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears; (iii) dilution of the voting power of the Common Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of Preferred Stock. It is not possible to state the effect that other series of Preferred Stock may have upon the rights of the holder of Common Stock until the Board determines the terms relating to those series of Preferred Stock.

     Currently, the Company has the following series of Preferred Stock outstanding and the Board has no present commitment, arrangement or plan that would require the issuance of shares of Preferred Stock, in connection with an equity offering, merger, acquisition or otherwise:

     o SERIES D 6% CONVERTIBLE PREFERRED STOCK , STATED VALUE, $1,000 PER SHARE (the "Series D Preferred Stock"). The Series D Preferred Stock ranks prior to the Company's common stock and pari passu with other series of preferred stock issued prior to the Series D Preferred Stock and senior to any series of Preferred stock issued after the Series D Preferred Stock. The Series D Preferred entitles its holder to 6% annual dividends, payable quarterly. The Series D liquidation preference is equal to the sum of the stated value of each share plus an amount equal to 30% of the stated value plus the aggregate of all accrued and unpaid dividends on each share of Series D Preferred until the most recent dividend payment date or date of liquidation, dissolution or winding up of the Company. Lastly, the Series D Preferred Stock is convertible at any time, and from time to time at a conversion price per share of Common Stock equal to 65% of the market price of the Common Stock. The number of shares of Common Stock due upon conversion of each share of Series D Convertible Preferred Stock is (i) the number of shares to be converted, multiplied by (ii) the stated value of the Series D Preferred Stock and divided by (iii) the applicable conversion price.

     o SERIES E CONVERTIBLE PREFERRED STOCK (the "Series E Preferred Stock"). The Series E Preferred Stock is not entitled to dividends, does not have a liquidation preference and does not have voting rights. The outstanding shares of Series E Preferred Stock automatically converts to 300,000 shares of Common Stock upon (i) the approval if the increase in the authorized shares of Common Stock from 7,500,000 shares to 50,000,000 or the subsequent merger of the Company with or into another company or (iii) the sale of substantially all the Company's assets.

     o SERIES F CONVERTIBLE PREFERRED STOCK (the "Series F Preferred Stock"). The Series F Preferred Stock has a stated value of $8.00 per share and each share is convertible into shares of the Company's common stock any time and from time to time at the option of the holder until March 7, 2004, at a conversion price of $7.00 per share. On March 7, 2004, all remaining outstanding shares of Series F Preferred Stock shall be automatically converted into shares of the Company's common stock. To the extent that the holders realize proceeds from the sale of the shares of common stock in an amount that is less than conversion price, we have agreed to issue the holders additional shares of our common stock having a market value equal to any such deficiency.

     o SERIES G CONVERTIBLE PREFERRED STOCK (the "Series G Preferred Stock"). The Series G Preferred Stock has a stated value of $1,000 per share and bears dividends at 6% per annum, payable quarterly commencing September 30, 2000, when, as and if declared by the Company's Board of Directors. Dividends may be payable by the Company in cash or, at the Company's option, shares of common stock. The Series G Preferred Stock is convertible, together with any accrued but unpaid dividends, at any time and from time to time into shares of the Company's common stock at a conversion price per share equal to the lesser of $6.50 or 65% of the market price upon the occurrence of certain material events. All outstanding shares of Series G Preferred Stock shall be automatically converted into common stock on August 31, 2003. The Series G Preferred Stock are redeemable at the Company's option at any time at a redemption price equal to $1,350 per share plus any accrued but unpaid dividends. The Company is required to redeem the Series G Preferred Stock if its shareholders have not approved an increase in the number of shares of authorized common stock from 7,500,000 to 50,000,000 effective on or before March 4, 2001 or a registration statement relating to the resale of certain shares of the Company's common stock underlying the Series G Preferred Stock is not declared effective on or before 180 days of its filing.

                              OPTIONS AND WARRANTS

     The 2,326,400 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants and options are comprised of the following:

     o 86,400 shares are reserved for issuance upon the exercise of options granted under the Company's 1993 Stock Option Plan exercisable until July 4, 2005 at a price of $3.00 per option.

     o 1,700,000 shares are reserved for issuance upon the exercise of options granted under the Company's 1999 Stock Option Plan. 1,000,000 shares are exercisable until January 5, 2004 at an exercise price of $6.75 per option and 700,000 shares are exercisable until April 17, 2005 at an exercise price of $5.50 per option.

     o 60,000 shares are reserved for issuance upon the exercise of warrants exercisable until January 20, 2002. Of this amount, 10,000 warrants are exercisable at a price of $8.895 per warrant. The remaining amount, 50,000 warrants, are exercisable at a price of $10.00 per warrant.

     o 50,000 shares are reserved for issuance upon the exercise of warrants exercisable until April 30, 2002 at an exercise price of $9.875 per warrant.

     o 60,000 shares are reserved for issuance upon the exercise of warrants exercisable until April 17, 2005 at an exercise price of $5.50 per warrant.

     o 120,000 shares are reserved for issuance upon the exercise of warrants exercisable until August 31, 2002 at an exercise price of $5.50 per warrant.

     o 100,000 shares are reserved for issuance upon the exercise of warrants exercisable until April 17, 2005 at an exercise price of $5.50 per warrant.

     o 50,000 shares are reserved for issuance upon the exercise of warrants exercisable until April 17, 2005 at an exercise price of $5.50 per warrant.

     o 75,000 shares are reserved for issuance upon the exercise of warrants exercisable until September 2, 2003 at an exercise price of $5.05 per warrant.

     o 25,000 shares are reserved for issuance upon the exercise of warrants exercisable until September 2, 2003 at an exercise price of $5.05 per warrant.

VOTE REQUIRED

     The affirmative vote of the majority of the outstanding stock of each class entitled to vote thereon as a class, at the stockholders' meeting will be required to adopt the proposed amendment to Paragraph 4 of the Certificate of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK.

                               PROPOSAL NUMBER TWO
                       TO DISTRIBUTE ALL OF THE COMPANY'S
                        ASSETS TO EQUITEX 2000, INC. AND
                            TO DISTRIBUTE ALL OF ITS
                       OUTSTANDING SHARES OF COMMON STOCK
                      OF EQUITEX 2000, INC. TO SHAREHOLDERS
                                 OF THE COMPANY.

     The Board of Directors recommends the distribution of the Company's assets, net of all liabilities assumed, to E2000 (the "Distribution") and to distribute all of its outstanding shares of common stock of E2000 to shareholders of the Company on the basis of one share of common stock of E2000 for each share of common stock of the Company (the "Spin-Off") prior to the acquisitions of Nova and Key.

RISK FACTORS

     You should be aware that the Distribution and Spin-Off involves certain risks, including those described under "Risk Factors," that could adversely affect the value of your holdings.

BACKGROUND AND REASONS FOR THE DISTRIBUTION AND SPIN-OFF

     The Company's Board believes that the Distribution and Spin-Off will serve a number of purposes, including:

     o increasing the ability of both companies to improve the corporate fit and focus of their respective businesses;

     o facilitating acquisitions by both companies by improving the attractiveness of their respective capital stock as acquisition currency; and

     o allowing both companies to effectively motivate and enhance management performance by providing equity compensation and incentives more closely tied to the businesses in which the employees work.

                          THE DISTRIBUTION AND SPIN-OFF

     If the Company's shareholders approve the Distribution and Spin-Off, Equitex anticipates that the Company's Board will authorize the various components of the Distribution and declare a special dividend payable in E2000 common stock and set a record date for that dividend. The Distribution would involve the actions described below.

     Equitex will contribute the following to E2000:

     o all of the Company's cash, or such lesser amount as the Company's Board of Directors may determine in its sole discretion;

     o all securities and investments owned by the Company in its investee companies;

     o the rights of the Company to acquire the Meridian Residential Group, the Company's wholly-owned mortgage banking subsidiary;

     o    any residual rights of the Company related to the FBMS Investment;

     o all shares of nMortgage, the Company's Internet based mortgage banking subsidiary;

     o all receivables of any nature, including accounts and notes receivable;

     o    all furniture, fixtures and equipment of the Company; and

     o    any other assets that are related in any manner to the Company.

     E2000 will assume all liabilities of the Company and will indemnify the Company and assume the prosecution or defense of the Company in the following lawsuits:WILLIAM G. HAYES, JR. LIQUIDATING AGENT FOR RDM SPORTS GROUP, INC. AND RELATED DEBTORS V. EQUITEX, INC., SMITH, GAMBRELL, RUSSELL, L.L.P., DAVID J. HARRIS, P.C., AND DAVID J. HARRIS, INDIVIDUALLY, Adversary Proceeding No., 00-1065 (U.S. Bankruptcy Court for the Northern District of Georgia, Newnan Division); and EQUITEX, INC. AND HENRY FONG V. BERTRAND T. UNGAR, Case No. 98-CV-2437 (Dist. Ct. Arapahoe County, Colorado).

     Equitex then will distribute, in the form of a special dividend, all of the outstanding shares of common stock of E2000, on a pro rata basis, to the holders of Equitex' common stock as of a record date for the special dividend. In the special dividend contemplated by the Distribution and Spin-Off, each shareholder of Equitex will retain its shares of Equitex common stock, and for each share of Equitex common stock held by it on the record date for the special dividend contemplated by the Distribution and Spin-Off, will be entitled to receive one share of E2000 common stock.

     Prior to its distribution to the Company's shareholders, the E2000 common stock will be registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 and E2000 shall have filed and sought to make effective an application for the inclusion of the E2000 common stock on the Nasdaq SmallCap Market. If E2000's application is not approved, its common stock may be traded on either the electronic bulletin board or the National Quotation Bureau, Inc.'s "Pink Sheets."

     Following the Distribution, the Company is expected to close on its acquisitions of Nova and Key as discussed under proposal number three below.

FEDERAL INCOME TAX CONSEQUENCES RELATED TO THE DISTRIBUTION AND SPIN-OFF

     While the Spin-Off will be a taxable distribution to the Company's stockholders, because the Company has no current and post-1913 accumulated earnings and profits, the distribution will be applied against, and reduce the adjusted basis of the stockholder's stock. If the distribution is greater than the adjusted basis of the stock, the excess is treated as gain from the sale or exchange of property.

CONDITIONS TO THE DISTRIBUTION AND SPIN-OFF

     The Distribution and Spin-Off are conditioned upon, among other things:

     (i) approval of the Distribution and Spin-Off by the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class;

     (ii) if holders of no more than 1% of Equitex' outstanding common stock exercise dissenters' rights; and

     (iii) there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body that prohibits or makes illegal the transaction contemplated by the distribution.

         The Equitex Board has retained discretion, even if all conditions to the Distribution and Spin-Off are satisfied, to abandon, defer or modify the Distribution and/or Spin-Off.

               E2000 BUSINESS AFTER THE DISTRIBUTION AND SPIN-OFF

         After the Distribution and Spin-Off, E2000 will own and operate Equitex's assets contributed to it.

PRINCIPAL OFFICE OF E2000

     Equitex 2000, Inc.
     2401 PGA Boulevard, Suite 190
     Palm Beach Gardens, Florida 33410

DESCRIPTION OF E2000 CAPITAL STOCK

         E2000 has the authority to issue 52,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock, $.01 par value and 2,000,000 shares of preferred stock, $.01 par value.

E2000 DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

     The directors, executive officers, and control persons of E2000 are as follows:

                                                                 LENGTH OF
NAME                   AGE       OFFICES HELD                    SERVICE
----                   ---       ------------                    -------
Henry Fong             64        President, Treasurer            Since inception
                                 and Director

Thomas B. Olson        34        Secretary                       Since inception

Aaron A. Grunfeld      53        Director                        Since inception

Russell L. Casement    56        Director                        Since inception

     HENRY FONG. Mr. Fong has been the President, Treasurer and a director of E2000 since its inception. Mr. Fong is currently the president, treasurer and director of Equitex. From 1987 to June 1997, Mr. Fong was chairman of the board and chief executive officer of RDM Sports Group, Inc. (f/k/a Roadmaster Industries, Inc.) a publicly held investee of the Company and was its president and treasurer from 1987 to 1996. Subsequent to Mr. Fong's departure from RDM, it filed Chapter 11 bankruptcy petitions for RDM and all of its subsidiaries with the U.S. Bankruptcy Court for the Northern District of Georgia on August 29, 1997. From July 1996 to October 1997, Mr. Fong was a director of IntraNet Solutions, Inc., a publicly-held investee company which provides internet/intranet solutions to Fortune 1000 companies and was the chairman of the board and treasurer of its predecessor company, MacGregor Sports and Fitness, Inc. from February 1991 until the two companies merged in July 1996. From January 1993 to January 20, 1999, Mr. Fong was chairman of the board and Chief Executive Officer of California Pro Sports, Inc., a publicly traded manufacturer and distributor of in-line skates, hockey equipment and related accessories. From 1959 to 1982 Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong has passed the uniform certified public accountant exam. In March 1994, Mr. Fong was one of twelve CEOs selected as Silver Award winners in FINANCIAL WORLD magazine's corporate American "Dream Team."

     THOMAS B. OLSON. Mr. Olson has been Secretary of E2000 since its inception. Mr. Olson is currently the Secretary of Equitex. From February 1990 to February 2000, Mr. Olson was a director, and from May 1994 to February 2000 secretary, of Immune Response, Inc. a publicly held investee of the Registrant which was recently merged with an unaffiliated third party company. Mr. Olson has attended Arizona State University and the University of Colorado at Denver.

     AARON A. GRUNFELD. Mr. Grunfeld has been a director of E2000 since its inception. Mr. Gunfeld is currently a director of Equitex. Mr. Grunfeld has been engaged in the practice of law for the past 28 years and has been of counsel to the firm of Resch Polster Alpert & Berger, LLP, Los Angeles, California since November 1995. From April 1990 to November 1995, Mr. Grunfeld was a member of the firm of Spensley Horn Jubas & Lubitz, Los Angeles, California. Mr. Grunfeld received an A.B. in Political Science from UCLA in 1968 and a J.D. from Columbia University in 1971. He is a member of the California Bar Association.

     RUSSELL L. CASEMENT. Dr. Casement has been a director of E2000 since its inception. Mr. Casement is currently a director of Equitex. Since 1969, Dr. Casement has been the president of his own private dental practice, Russell Casement, D.D.S., P.C., in Denver, Colorado. Dr. Casement earned a Doctor of Dental Science degree from Northwestern University in 1967. Dr. Casement is a member of the American Dental Association, the Colorado Dental Association and the Metro Denver Dental Association.

VOTE REQUIRED

     The affirmative vote of the outstanding stock of each class entitled to vote thereon as a class, at the stockholders' meeting will be required to approve the proposal to distribute all of the Company's assets to Equitex 2000, Inc. and to distribute all of its outstanding shares of common stock of Equitex 2000, Inc. to shareholders of the Company. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO DISTRIBUTE ALL OF THE COMPANY'S ASSETS TO EQUITEX 2000, INC. AND TO DISTRIBUTE ALL OF ITS OUTSTANDING SHARES OF COMMON STOCK OF EQUITEX 2000, INC. TO SHAREHOLDERS OF THE COMPANY.

                              PROPOSAL NUMBER THREE
                    TO ACQUIRE ALL OF THE OUTSTANDING CAPITAL
                      STOCK OF NOVA FINANCIAL SYSTEMS, INC.
                       AND KEY FINANCIAL SYSTEMS, INC. IN
                  EXCHANGE FOR THE GREATER OF 7,140,000 SHARES,
             OR 50%, OF THE OUTSTANDING COMMON STOCK OF THE COMPANY
        ON A POST ACQUISITION BASIS AND CASH CONSIDERATION OF $5 MILLION.
        THIS PROPOSAL IS SUBJECT TO THE APPROVAL OF PROPOSAL NUMBER ONE

     The Board of Directors recommends the approval of the acquisition of Nova Financial Systems, Inc. and Key Financial Systems, Inc.

     On June 29, 2000 the Company signed a definitive agreement with Nova Financial Systems, Inc. ("Nova") and Key Financial Systems, Inc. ("Key") to acquire all the outstanding capital stock of Nova and Key in exchange for the greater of 7,140,000 shares, or 50% of the outstanding Common Stock of the Company on a post acquisition basis and cash consideration of $5 million. While these transactions are structured as reverse subsidiary mergers of the Company's acquisition subsidiaries which do not require the approval of the Company's shareholders, because more than 20% of the Company's outstanding common stock will be issued in the transaction, the stock exchange requires approval by the Company's shareholders. The Company would operate Nova and Key as subsidiaries. Nova and Key are both financial companies which specialize in selling credit card programs designed for high credit risk clients. Consummation of the Nova and Key mergers is subject to a number of conditions, including: (i) the distribution of all of the Company's assets, net of all liabilities assumed, to E2000 and the Spin-Off; (ii) the approval of the Nova and Key mergers by our stockholders; and (iii) the approval of the increase in the authorized shares of Common Stock from 7,500,000 shares to 50,000,000 shares. Nova and Key may waive the approval of the increase in authorized shares if the Company's shareholder meeting has not been held prior to the closing of the mergers or the closing may be postponed until the Company's shareholder meeting has been held and an amended Certificate of Incorporation has been filed in Delaware.

BUSINESS OF NOVA FINANCIAL SYSTEMS, INC. AND KEY FINANCIAL SYSTEMS, INC.

     Key was established in Clearwater, Florida in June 1997 to design, market and service credit card products aimed at the sub-prime credit market. In late 1998, a sister company, Nova, was formed to provide the same services as Key for Key's second bank client. Key is currently marketing for Net 1st National Bank and Key and Nova have 100 percent loan participation interest in three portfolios owned by Key Bank & Trust, Merrick Bank and Net 1st National Bank. As of August 31, 2000, Key and Nova have processed over 772,000 credit card applications and currently have 88,947 active credit card accounts.

     Together, Key and Nova are a full service organization, operating from 17,000 square feet with 118 employees. They provide credit card portfolio management services including:

     APPLICATION PROCESSING. Key and Nova provide automated application processing services with a proprietary software system including application entry by data file or paper, underwriting and data edits, processing fee payment processing by ACH or check, and return item processing. Key and Nova generate files for uploading new credit card account records to Equifax and FDR.

     CUSTOMER SERVICE. Key and Nova handle inbound customer service calls and written correspondence from customers concerning their application or credit card account. They have access to Equifax and FDR for card servicing and use their in-house application processing system for access to application information. They also provide customers the ability to make payments over the telephone.

     MEDIATION. Key and Nova have designated specialists to provide mediation between their Bank clients and their customers. They have established formal procedures for managing customer complaints and have a formal reporting process to their client Banks.

     COLLECTIONS. Key and Nova provide collection services for their portfolios. They use proprietary dialing software and collections management techniques to effectively collect sub-prime credit card accounts.

     RISK MANAGEMENT. Key and Nova monitor suspect authorization activity and unusually large or suspicious payment activity. They provide all account control functions to minimize loss exposure from payment and sales activity.

     ACCOUNTING. Key and Nova process exception payments and all payment returns. They control and process fee adjustments pursuant to the client Bank's policy. They perform the daily settlement accounting for the credit card portfolio. They have developed a proprietary commission accounting system to track compensation due their marketing vendors.

     MANAGEMENT INFORMATION SYSTEMS. Key and Nova use cutting-edge technologies in hardware and software and have their own internal software development capabilities. Their technology resources include:

     o    Proprietary application processing system;
     o    Proprietary ACD (Automated Call Distribution) telephone system;
     o    Proprietary dialing systems using Dialogic hardware;
     o    Customized reporting from any application system;
     o    FoxPro, Sequel Server and Microsoft Access Databases; and
     o    NT Network with interfaces to FDR and Equifax.

         Support equipment includes:

     o    8 servers;
     o    250 personal computers; and
     o    DS3 (576 incoming and outbound telephone lines).

     PRODUCT. Key currently offers an innovative product to customers with poor or little credit histories. There are no credit checks or credit turndowns. Key designed a "Pay-As-You-Go" credit card that is issued with a $500 credit limit, with zero availability at issuance. The customers must make payments to have available credit on their account. This is accomplished by charging the customer's account at issuance, with a fully refundable "Reservation Fee" of $500. The fee is refunded as a credit to the customer's account at closure, either at the customer's request or if the account is charged-off. There is an $8 monthly membership fee and the balance is not subject to any interest charge. The account requires a minimum payment of 3%, or $15 for each billing statement.

     KEY AND NOVA TARGET MARKET. The opinions on the size of the sub-prime market vary depending on the particular label described, however, a 1996 survey from Faulkner and Gray, a respected research firm, estimated the size of this market in the U.S. at 30 million and growing. More recent surveys by MasterCard International indicate the number to be at least twice as large. There are two basic segments in this market:

     1. EMERGING/THIN FILES - includes ethnic/immigrants groups, youth, elderly on fixed income, divorced, widows/widowers; and

     2. RECOVERING/CREDIT IMPAIRED - includes credit abusers with a history of credit problems including bankruptcies and those who have experienced a catastrophic one-time life event that destroyed their credit, such as death, illness or divorce.

     According to MasterCard International, this large underdeveloped segment includes 25-30% of U.S. households. This market has continuous segment growth and a 50% higher profit potential than the industry average (i.e. interest rates, processing fees, annual/membership fees, ancillary fees, etc.).

     COMPETITION. Today, sub-prime credit cards continue to be marketed successfully to consumers throughout the U.S. with poor or limited credited histories. Generally, four types of credit cards are offered to sub-prime consumers in the marketplace:

     1.   Fully secured;
     2.   Partially secured;
     3.   High fee unsecured; and
     4.   Low limit unsecured.

     The fully secured credit card is collateralized by a savings account equal to the credit limit. This type of credit card is difficult to sell and therefore not marketed as aggressively today. The fully secured card has low risk but has a high acquisition cost since a deposit has to be collected up front, which creates a challenging marketing hurdle. Most of the major issuers of traditional unsecured cards offer fully secured credit cards through their branch systems and as an alternative to the unsuccessful applicants for a regular card.

     The partially secured credit card requires a collateral savings account but is issued with some unsecured credit - usually $50 - $300. The major issuers of these types of cards are Capital One, Providian, First National Bank of Marin, First Consumers National Bank, Sterling Bank, and most others in the sub-prime segment. The product is offered through all major distribution channels, including direct mail, television and the Internet. While the credit exposure per account is limited, issuers use credit based underwriting and decline applicants for card issuance.

     The high fee unsecured credit card generally has less credit exposure than partially secured credit cards. A high non-refundable fee is charged on the card in order to limit the amount of available credit. Most of these card programs do not collect a up front processing fee. The high fee card programs are usually offered by banks that specialize in arranging relationships with marketing companies that sell the product and purchase the receivable from the issuing banks.

     Many issuers, based on credit scoring models that have been developed in recent years, are now offering a low limit unsecured product. They are targeting the "improving" segment of the sub-prime customer base. Most have annual fees and many charge an application processing fee. Providian, Capital One, First Consumers National Bank, First Premier Bank, NA and many others are aggressively marketing this product. These programs have a significant number of declined applications as a large segment of the sub-prime market will not qualify.

     The Pay As You Go credit card was designed with the purpose of having a low risk profile for Key and Nova while being more competitive than most other sub-prime credit cards in the market. All the other programs charge a high interest rate with an annual fee. In most cases, Key's membership fee is less costly than the interest and annual fee charged on other programs. Key and Nova have no credit turn downs, which significantly improves response rates and the financial effectiveness of their marketing efforts. There will always be a significant number of consumers that will not qualify for the other sub-prime products or do not want to invest in a collateral savings account.

     MARKETING. Key and Nova have developed strategic relationships with companies that have significant marketing abilities in the major distribution channels, including inbound/outbound telesales, direct mail, television, and the Internet. Key and Nova manage and control all marketing programs related to the products offered by them. In addition, Key and Nova have access to proprietary methods of managing lists to identify the best potential customers from lists available in the market.

     Currently Key and Nova's most active distribution channel is the Internet. Key markets through alliances with a number of popular Internet web sites including: Creditland.com, uproar.com, Mail.com, Spinway.com, GetSmart.com, NetCreations.com, Lendingtree.com, winvite.com and USA.net. The Pay As You Go card was recently ranked as the number two most popular credit card site on the Internet by top9.com which reported over four million unique visitors during the month of July.

     DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS OF KEY AND NOVA. The directors, executive officers, and control persons of Key and Nova are as follows:

                                                              LENGTH OF
NAME                   AGE    OFFICES HELD                    SERVICE
----                   ---    ------------                    -------
Charles R. Darst       53     Director, Secretary             Since inception
                                                              as a director,
                                                              since September
                                                              2000 as secretary

Scott A. Lucas         49     President, Chief Financial      Since inception as
                              Officer and Director            a director, since
                                                              1998 as president

     CHARLES R. DARST. Mr. Darst has been a board director and Director of Marketing of the Key and Nova from their inception. He has been an owner, partner, and operating manager of several businesses over 25 years, including:
Quintel Cellular, LC (a joint venture with a public company to market prepaid cellular); Big Dog Management (list brokerage); Account Services, Inc. (electronic funds transfer ACH and SEAs); Direct Sources, Inc. (membership buying clubs); US Power Corp. (solar energy); and Airport Flea Market. Mr. Darst serves as Chairman of the Ethics Committee on National Automated Payment Associated Board of Directors.

     SCOTT A. LUCAS. Mr. Lucas has been a director of Key and Nova since their inception. Since September of 1998 he has served as President of Key. He has served in the same capacities for Nova since its inception. From 1993 through 1997 Mr. Lucas held various executive management positions with First National Bank of Marin and its affiliates. In all, Mr. Lucas has more than 26 years experience in the financial services industry, where he has held positions as President, COO, CFO, Vice President and other management positions in banking and insurance. Mr. Lucas received a B.S. in Business Administration from the University of California, Berkeley in 1973.

PRINCIPAL OFFICE OF KEY

Key Financial Systems, Inc.
5770 Roosevelt Blvd, Suite 410
Clearwater, Florida 33760-3431
(727) 524-8410

PRINCIPAL OFFICE OF NOVA

Nova Financial Systems, Inc.
5770 Roosevelt Blvd, Suite 410
Clearwater, Florida 33760-3431
(727) 524-8410

         KEY MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     This section containing Key Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the Financial Statements of Key as of and for the periods ended June 30, 2000, December 31, 1999 and December 31, 1998 attached as Exhibit 3 to this proxy statement.

INTRODUCTION

     Key designs and markets credit card products aimed at the sub-prime market. The credit card products are marketed for unaffiliated banks under agreements that provide Key with a 100% participation interest in the receivables and related rights associated with credit cards issued and requires the payment of monthly servicing fees to the client banks. Key provides collection, customer service and other portfolio management services to the credit cards issued.

RESULTS OF OPERATIONS

1999 vs. 1998
-------------

CREDIT CARD INCOME

     Credit card servicing fees, Key's principal source of earnings, are credit card fees accessed on credit card accounts owned by Key's client bank. These include monthly membership fees, late charges, overlimit fees, and return check fees. The fees are paid to Key under a 100% loan participation agreement with the client bank. Credit card servicing fees increased 229% to $11,628,340 over 1998 as a result of an increase in active credit card accounts. The average number of active accounts was 107,068 in 1999 versus 42,741 in 1998, a 151% increase. This increase in average active accounts was due to the majority of the new account volume in 1998 occurring in the second half of the year, 83% of the total annual volume of 142,116, and the 105,806 new accounts booked in the first four months of 1999.

PROVISION FOR LOSSES

     The provision for loan losses is the charge to operating earnings that management feels is necessary to maintain the reserve for possible loan losses at an adequate level. The provision in 1999 increased 97% over 1998. This increase was due to the higher number of active accounts in 1999 versus 1998. The reserve balance at 12/31/99 is 72% lower than December 31, 1998 due to the reduction in credit card receivables of $30,047,059 or 57%, versus December 31, 1998. The provision is determined based on growth of the loan portfolio, the net amount of loan losses incurred, and management's estimation of potential future loan losses based on an evaluation of the loan portfolio risks, adequacy of underlying collateral, and economic conditions. At December 31, 1999 and 1998, Key's allowance for loan losses was $60,466 or 10.42% of loans, net of unearned income, compared to $217,872 or 16.27% of loans, net of unearned income. Management believes that the reserve for possible loan losses was adequate to provide for potential loan losses at December 31, 1999 and 1998.

OTHER INCOME

     Other income increased 198% to $4,827,558 over 1998 primarily due to servicing fee charges paid by an affiliate of Key for credit card processing services provided during 1999 that did not occur in 1998. The other significant component of other income is applications fees, which declined 26% between 1999 and 1998. This decline was due to the cessation of new card marketing during 1999. Key began marketing with a new client bank in January of 2000.

OPERATING EXPENSES

     During 1999 operating expenses increased $6,319,547 to $10,806,166. The increase is due to a significant increase in personnel related costs of $3,447,910, payments to third party service providers of $1,942,711, occupancy and equipment of $290,514, and other operating expenses of $638,412. The increase in personnel related expenses is due to the increase in staff levels for servicing support for Key's credit card portfolio and the other portfolio that is serviced on behalf of our affiliate. The payment to third party vendors is for data processing and other portfolio services provided on Key's behalf. The increase in these costs is related to the growth in active credit card accounts. The increase in occupancy and equipment is directly related to the increase in staff. The increase in other operating expenses is due to the increase in the serviced portfolios, with the largest increase in telecommunications expense. These increases in operating expenses are partially offset by the increase in other income representing the portfolio servicing fee charges to our affiliate.

Six months ended June 30, 2000 vs. 1999
---------------------------------------

CREDIT CARD INCOME

     Credit card servicing fees decreased 55% to $3,478,308 from 1999 as a result of the decrease in active credit card accounts, which was due to Key ceasing new credit card marketing from April 1999 to January of 2000. Key agreed to cease marketing of new accounts in April of 1999 at the request of our initial client bank. The new card volume was transferred to the client bank of Key's affiliate company, Nova Financial Systems, Inc. The average number of active accounts during the first six months of 2000 was 50,352 versus 131,453 in the same period of 1999, a 62% decrease. The new account volume in 2000 was 30,205 compared to 110,821 for the first six months of 1999, a 73% decrease.

PROVISION FOR LOSSES

     The provision for the first six months of 2000 was a net credit of $14,955 versus a charge to income of $610,935 for the first six months of 1999. This decrease was due to a significant reduction in actual losses in 2000 and required reserve levels at June 30, 2000. The reserve balance at June 30, 2000 is 87% lower than the same period in 1999 due to the reduction in credit card receivables of $31,844,126 or 56%, versus June 30, 1999 and the lower actual loss experience in 2000. At June 30, 2000 and 1999, Key's allowance for loan losses was $38,845 or 8.20% of loans, net of unearned income, compared to $300,250 or 13.137% of loans, net of unearned income. Management believes that the reserve for possible loan losses was adequate to provide for potential loan losses at June 30, 2000 and 1999.

OTHER INCOME

     Other income decreased 47% to $1,375,359 versus the first six months of 1999 primarily due to lower servicing fee charges paid by an affiliate of Key for credit card processing services. Application processing fee income declined 42% to $654,547. This decline was due to higher new application volume in the first six months of 1999 versus 2000.

OPERATING EXPENSES

     Operating expenses for the six months ended June 30, 2000 decreased $2,383,058 to $3,298,398. The decrease is due to a 37% reduction in personnel related costs of $844,033, 55% lower payments to third party service providers of $1,556,653, and 14% lower other operating expenses of $61,975. The decrease in personnel related expenses is due to the lower staff levels for servicing support for Key's credit card portfolio and the other portfolio that is serviced on behalf of our affiliate. The decrease in third party servicing fees is related to the reduction in active credit card accounts. The increase in occupancy and equipment is due to additional space acquired in June of 1999 that is reflected in the 2000 expenses. The decrease in other operating expenses is due to the decrease in the serviced portfolios, with the largest decrease in telecommunications expense.

LIQUIDITY FOR 1999 VS. 1998 AND THE SIX MONTHS ENDED JUNE 30, 2000 VS. JUNE 30, 1999

     Cash flow provided by operations from 1998 to 1999 increased 27% to 3,507,625 from $2,763,534. Cash flow provided by operations for the first six months of 2000 was $2,260,809, an 11% decrease compared to the same period in 1999. Key is debt free and funds operating expenses and capital expenditures from current operating cash flow. Funds due under the loan participation agreements are received on a monthly basis shortly after each month end. Dividends made to shareholders are paid net of projected required cash flows for operating expenses for the period to the next receipt of the monthly income distribution from the client banks.

INFLATION

     The amounts presented in the financial statements do not provide for the effect of inflation on Key's operations or its financial position. Key's assets and liabilities are primarily monetary in nature. However, the majority of the assets and liabilities are interest free and not subject to any effect from increases or decreases in market interest rates due to external economic factors.

        NOVA MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     This section containing Nova Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the Financial Statements of Key as of and for the periods ended June 30, 2000, December 31, 1999 and December 31, 1998 attached as Exhibit 2 to this proxy statement.

INTRODUCTION

     Nova designs and markets credit card products aimed at the sub-prime market. The credit card products were marketed for a unaffiliated bank under an agreement that provides Nova with a 100% participation interest in the receivables and related rights associated with credit cards issued and requires the payment of monthly servicing fees to the client bank. Nova ceased marketing new credit cards in August of 1999. The current revenues of Nova are the result of the participation interest in the credit card portfolio. Most of Nova's expenses are variable, related to the number of active credit card accounts in the portfolio.

RESULTS OF OPERATIONS

1999 vs. 1998
-------------

CREDIT CARD INCOME

     Credit card servicing fees, Nova's principal source of earnings, are credit card fees accessed on credit card accounts owned by Nova's client bank. These include monthly membership fees, late charges, overlimit fees, and return check fees. The fees are paid to Nova under a 100% loan participation agreement with the client bank. Credit card servicing fees increased to $7,278,767 over $1,102 for 1998 as a result of an increase in active credit card accounts. The average number of active accounts was 76,623 in 1999 versus 20 for 1998.

PROVISION FOR LOSSES

     The provision for loan losses is the charge to operating earnings that management feels is necessary to maintain the reserve for possible loan losses at an adequate level. The provision in 1999 increased to $676,343 versus $192 for 1998. This increase was due to the higher number of active accounts in 1999 versus 1998. The provision is determined based on growth of the loan portfolio, the net amount of loan losses incurred, and management's estimation of potential future loan losses based on an evaluation of the loan portfolio risks, adequacy of underlying collateral, and economic conditions. At December 31, 1999 and 1998, Nova's allowance for loan losses was 469,032 or 43.10% of loans, net of unearned income, compared to $192 or 17.60% of loans, net of unearned income. Management believes that the reserve for possible loan losses was adequate to provide for potential loan losses at December 31, 1999 and 1998.

OTHER INCOME

     Other income increased to $1,942,520 over the $2,751 in 1998 due to the increase in application fees received on new credit card accounts in 1999.

OPERATING EXPENSES

     During 1999, operating expenses increased from $7,377 to $8,349,475. The increase is due to the costs associated with the new credit card volume in 1999. This included $2,112,092 in payments to Nova's affiliate for Application processing services, payments to third party vendors of $5,934,125, for data processing and other portfolio services, and other operating expenses of $303,258.

Six months ended June 30, 2000 vs. 1999
---------------------------------------

CREDIT CARD INCOME

     Credit card servicing fees increased 212% to $2,859,448 from the first six months of 1999 as a result of the increase in active credit card accounts. The average number of active accounts during the first six months of 2000 was 62,735 versus 20,859 in the same period of 1999, a 201% increase.

PROVISION FOR LOSSES

     The provision for the first six months of 2000 was a net credit of $221,622 versus a charge of $95,463 for the first six months of 1999. The actual principal loss experience for 2000 has been significantly less than the projected loss exposure recorded at 12/31/99. Some of the reduction in principal losses in 2000 was offset by an increase in the fee reversals per account at charge-off. The reserve balance at June 30, 2000 is 15% lower than the same period in 1999 due to the reduction in credit card receivables. At June 30, 2000 and 1999, Nova's allowance for loan losses was $77,495 or 13.91% of loans, net of unearned income, compared to $91,158 or 9.20% of loans, net of unearned income. The higher reserve percentage at June 30, 2000 is due to the larger percentage of newer accounts at June 30, 1999, many which are charged-off with little or no principal loss. Management believes that the reserve for possible loan losses was adequate to provide for potential loan losses at June 30, 2000 and 1999.

OTHER INCOME

     Other income was a net charge of $2,403 for the first six months of 2000, as the result of refunds of application fees. There were no new application fees in 2000. Nova established 75,052 new credit card accounts in the first six months of 1999.

OPERATING EXPENSES

     Operating expenses for the six months ended June 30, 2000 increased to $2,558,026, a 25.6% increase over the same period in 1999. The increase is due to higher third party servicing fees and an increase in collection fees paid to Nova's affiliate. The increase in operating expenses is directly related to the higher level of active credit cards. In 1999, Nova incurred new account processing costs that did not occur in 2000.

LIQUIDITY FOR 1999 VS. 1998 AND THE SIX MONTHS ENDED JUNE 30, 2000 VS. JUNE 30, 1999

     Cash flow provided by operations from 1998 to 1999 increased to $1,301,349. Cash flow provided by operations for the first six months of 2000 was $81,125 compared to cash provided of $1,075,679 for the same period in 1999. Nova is debt free and funds operating expenses and capital expenditures from current operating cash flow. Funds due under the loan participation agreements are received on a monthly basis shortly after each month end. Dividends made to shareholders are paid net of projected required cash flows for operating expenses for the period to the next receipt of the monthly income distribution from the client banks.

INFLATION

     The amounts presented in the financial statements do not provide for the effect of inflation on Nova's operations or its financial position. Nova's assets and liabilities are primarily monetary in nature. However, the majority of the assets and liabilities are interest free and not subject to any effect from increases or decreases in market interest rates due to external economic factors.


             EQUITEX, INC. AND E2000 PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information sets forth summary condensed consolidated historical and pro forma financial data of Equitex and E2000. The summary historical data has been derived from and should be read in conjunction with the audited consolidated financial statements included in Equitex's Annual Report on Form 10-K for the year ended December 31, 1999 and unaudited financial data included in Equitex's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2000 and June 30, 2000, all of which are incorporated herein by reference. The summary pro forma financial data has been derived from Equitex's unaudited pro forma condensed financial statements for the six month period ended June 30, 2000 and for the year ended December 31, 1999 included in this proxy statement. You should read the following table in conjunction with the other financial information included and incorporated into this proxy statement.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     On June 29, 2000, Equitex, Inc. and subsidiaries (the "Company", or "Equitex"), a publicly traded company, signed a definitive agreement with Key Financial Systems, Inc. ("Key") and Nova Financial Systems, Inc. ("Nova") to acquire all of the outstanding capital stock of Key and Nova in exchange for the greater of 7,140,000 shares of Equitex common stock or 50% of the Company's post-acquisition common stock outstanding and $5 million cash. Key and Nova are both financial services companies, which specialize in selling credit card programs designed for high credit risk clients. Prior to the Company's acquisition of Key and Nova, the Company has completed, or intends to complete, the following transactions:


1. Effective September 27, 2000, the Company, through a newly-formed subsidiary, GR.com, Inc., acquired all of the issued and outstanding common stock of the Meridian Residential Group, Inc. ("MRG") in exchange for 425,000 shares of Series F participating convertible preferred stock. In addition, Equitex 2000, Inc. ("E2000" discussed below) is to issue additional shares of common stock to the MRG shareholders having a market value, at the time of issuance, equal to 20% of the annual increase in pre-tax net earnings compared to the immediately preceding year of the MRG business for each of the five years subsequent to closing, commencing with the year ending December 31, 2000, subject to certain limitations as defined.

     The Company, through its subsidiary nMortgage, Inc., also acquired the proprietary business model, website, trademarks, corporate names and all intellectual property rights related to the Meridian GreatRate.com business, including the names GreatRate.com and GreatRate Mortgage.com from Meridian Capital Group, LLC ("MCG"), a company affiliated with MRG through common ownership, for $850,000 cash.

2. The Company intends to increase the number of authorized shares of the Company's common stock from 7,500,000 shares to 50,000,000 shares, subject to shareholder approval. Subsequent to an increase in the Company's authorized shares of the Company's common stock, the Company intends to issue 50 shares of Series E convertible preferred sock, valued at $353,000 in consideration for services received and issue 1,300 shares of Series G, 6% cumulative, convertible preferred stock for cash of $1,300,000.

3. Subsequent to the transactions described above, the Company intends to distribute all of its assets (which primarily consist of its investments in subsidiaries) to Equitex 2000, Inc. ("E2000"), a newly formed subsidiary of the Company. E2000 also is to assume all liabilities of the Company. The outstanding common shares of E2000 are then to be distributed to the shareholders of the Company based on proportional ownership of the shares held by the Company's shareholders in a spin-off transaction.

     As a result of the transactions described above, the Company will be a publicly traded, non-operating entity immediately prior to the date of the Company's acquisition of Key and Nova. The Company plans to record the acquisitions of Key and Nova as an acquisition of Equitex, Inc. and a recapitalization of Key and Nova.

4. In order to finance the Company's acquisition of Key and Nova, the Company intends to issue up to 5,500 shares of Series H, 6% cumulative convertible preferred stock for net proceeds of $5,000,000 (net of $500,000 issue costs).

     The following unaudited pro forma condensed statements of operations for Equitex and E2000 for the year ended December 31, 1999, and the six months ended June 30, 2000, give effect to the transactions as if they had occurred on January 1, 1999 and January 1, 2000, respectively. The following unaudited pro forma condensed balance sheets of Equitex and E2000 as of June 30, 2000, give effect to the transactions as if they had occurred on June 30, 2000.

     These unaudited pro forma condensed financial statements do not purport to present results which would actually have been obtained if the transactions had been in effect during the periods covered or any future results which may in fact be realized. These unaudited pro forma condensed financial statements should be read in conjunction with the accompanying notes and the separate historical financial statements of the companies referred to above.

                         EQUITEX, INC. AND SUBSIDIARIES
                   UNAUDITED PROFORMA CONDENSED BALANCE SHEET
                                  June 30, 2000

                                                          Pro forma     Distribution                  Acquisition
                                         Preferred         combined      of assets/     Pro forma         of
                          Equitex, Inc.    stock           prior to    assumption of    combined       Key/Nova
                               and      transactions     distribution   liabilities     prior to       (combined
                          subsidiaries  and Meridian      to Equitex   to/by Equitex    Key/Nova        balance          Pro forma
ASSETS                     Historical    acquisition      2000, Inc.     2000, Inc.    acquisition      sheets)          combined
                           -----------   ----------       -----------   ------------   ------------   -----------       -----------
                                                                          (See B)
Cash and cash equivalents  $   220,161   $1,300,000  A2)  $   670,161   $   (670,161)  $              $ 5,000,000  C1)  $   165,165
                                           (850,000) A3)                                                  165,165  C2)
                                                                                                       (5,000,000) C2)
Receivables                  1,476,237                      1,476,237     (1,476,237)                   7,868,851  C2)    7,868,851
Inventories                    103,615                        103,615       (103,615)
Investments                  2,542,214                      2,542,214     (2,542,214)
Investment in Meridian                    3,248,000  A3)    3,248,000     (3,248,000)
 Residential Group, Inc.                                                                                  280,208  C2)      280,208
Fixed assets, net              162,260                        162,260       (162,260)
Intangible and other
 assets                      3,776,653      850,000  A3)    4,626,653     (4,626,653)                      17,317  C2)       17,317
                           -----------   ----------       -----------   ------------   ------------   -----------       -----------
Total assets               $ 8,281,140   $4,548,000       $12,829,140   $(12,829,140)  $          0    $8,331,541       $8,3331,541
                           ===========   ==========       ===========   ============   ============   ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable           $   779,912                    $   779,912   $   (779,912)                 $ 1,560,624  C2)  $ 1,560,624
Accrued expenses
 and other liabilities          77,804                         77,804        (77,804)                     900,367  C2)      900,367
Notes payable                1,371,097                      1,371,097     (1,371,097)
Due to cardholders                                                                                      4,691,825  C2)    4,691,825
                           -----------   ----------       -----------   ------------   ------------   -----------       -----------

Total liabilities            2,228,813                      2,228,813     (2,228,813)                   7,152,816         7,152,816
                           -----------   ----------       -----------   ------------   ------------   -----------       -----------

Minority interest            5,488,070                      5,488,070     (5,488,070)
                           -----------   ----------       -----------   ------------   ------------   -----------       -----------
Stockholders' equity:
 Preferred stock-Series D    1,200,000                      1,200,000                  $  1,200,000                       1,200,000
 Preferred stock-Series E      250,000   $   50,000  A1)      300,000                       300,000                         300,000
 Preferred stock-Series F                 3,248,000  A3)    3,248,000                     3,248,000                       3,248,000
 Preferred stock-Series G                 1,300,000  A2)    1,300,000                     1,300,000                       1,300,000
 Preferred stock-Series H                                           0                             0     5,000,000  C1)    5,000,000
 Common stock                  142,806                        142,806                       142,806       142,806  C2)      285,612
 Additional paid-in
  capital                   19,166,127      303,000  A1)   19,469,127     (5,112,257)    14,356,870   (25,291,737) C2)  (10,934,867)
 Treasury stock               (114,037)                      (114,037)                     (114,037)      114,037  C2)
 Retained earnings (loss)  (20,080,639)    (353,000) A1)  (20,433,639)                  (20,433,639)   21,213,619  C2)      779,980
                           -----------   ----------       -----------   ------------   ------------   -----------       -----------
Total liabilities and
stockholders' equity       $ 8,281,140   $4,548,000       $12,829,140   $(12,829,140)  $          0   $ 8,331,541       $ 8,331,541
                           ===========   ==========       ===========   ============   ============   ===========       ===========

         See notes to unaudited proforma condensed financial statements.

                         EQUITEX, INC. AND SUBSIDIARIES
                    UNAUDITED PROFORMA CONDENSED STATEMENT OF
                                   OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000

                                                            Adjustments            Adjustments to reflect
                                                             to reflect              the acquisitions of
                           Equitex, Inc.                    distribution                Key and Nova
                                and                          of assets/    --------------------------------------
                            subsidiaries    Preferred        liabilities                               Adjustments
                            ------------      stock          to Equitex       Key           Nova          and            Pro forma
                            Historical     transactions      2000, Inc.    historical    historical   Eliminations       combined
                            ------------   -----------       -----------   ---------------------------------------      -----------
                                                               (See B)      (See C1)      (See C1)
Product sales               $    220,588                     $  (220,588)
Credit card income                                                         $ 3,564,673   $2,968,998                     $ 6,533,671
Interest and dividend
 income                          334,655                        (334,655)
Loan production and
 processing                      293,065                        (293,065)
Secondary market, net            871,134                        (871,134)
Application fees, net of
 direct marketing costs                                                        654,547       (2,403)                        652,144
Servicing fee income                                                           672,420                   (672,420)
Other                             59,278                         (59,278)       48,892                                       48,892
                            ------------   -----------       -----------   --------------------------------------       -----------
Total income                   1,778,720                      (1,778,720)    4,940,532    2,966,595      (672,420)        7,234,707

Cost of sales                    136,321                        (136,321)
                            ------------   -----------       -----------   --------------------------------------       -----------
Gross profit                   1,642,399                      (1,642,399)    4,940,532    2,966,595      (672,420)        7,234,707
                            ------------   -----------       -----------   --------------------------------------       -----------
Selling, general and
 administrative                4,071,188   $   353,000  A1)   (4,071,188)    2,016,794      290,869                       2,660,663
Loan production and
 processing                      739,735                        (739,735)
Application processing
 fees and third party
 servicing fees                                                              1,281,604    2,267,157      (672,420)        2,876,341
Provision for credit card
 losses                                                                        (14,955)    (221,622)                       (236,577)
Unrealized holding (gains)
 losses on trading
 securities                       40,261                         (40,261)
Realized (gains) losses on
 investment sales                 62,529                         (62,529)
Equity in (earnings)
 losses of affiliates            562,898                        (562,898)
Interest expense                 684,393                        (684,393)
Loss on First Bankers
 Mortgage Services, Inc.
 recission                     4,438,932                      (4,438,932)
Other (income) expense           (73,478)                         73,478
                            ------------   -----------       -----------   --------------------------------------       -----------
Total operating expenses      10,526,458       353,000       (10,526,458)    3,283,443    2,336,404      (672,420)        5,300,427
                            ------------   -----------       -----------   --------------------------------------       -----------
Income (loss) before
 income taxes                 (8,884,059)     (353,000)        8,884,059     1,657,089      630,191                       1,934,280
Provision for income taxes                                                                                891,000  C3)      891,000
                            ------------   -----------       -----------   --------------------------------------       -----------

Net income (loss)             (8,884,059)     (353,000)        8,884,059     1,657,089      630,191      (891,000)        1,043,280
Amortization of discount
 on Series G and H
 preferred stock                              (700,000) A2)                                            (2,692,000) C1)   (3,392,000)
Deemed preferred stock
 dividends, Series D, G
 and H                           (35,900)      (39,000) A2)                                              (150,000) C1)     (224,900)
                            ------------   -----------       -----------   --------------------------------------       -----------
Net income (loss)
 applicable to common
 shareholders               $ (8,919,959)  $(1,092,000)      $ 8,884,059   $ 1,657,089   $  630,191   $(3,733,000)      $(2,573,620)
                            ============   ===========       ===========   ======================================       ===========
Basic and diluted net
 income (loss) per common
 share                      $      (1.25)                                                                               $     (0.18)
                            ============                                                                                ===========
Weighted average number of
 common shares outstanding     7,140,293                                                                                 14,280,586
                            ============                                                                                ===========

         See notes to unaudited proforma condensed financial statements.

                         EQUITEX, INC. AND SUBSIDIARIES
              UNAUDITED PROFORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

                                                             Adjustments
                                                                  to               Adjustments to reflect
                                                               reflect               the acquisitions of
                           Equitex, Inc.                    distribution                Key and Nova
                                and                          of assets/    ---------------------------------------
                            subsidiaries    Preferred        liabilities                              Adjustments
                            ------------      stock          to Equitex       Key           Nova          and            Pro forma
                            Historical     transactions      2000, Inc.    historical    historical   Eliminations       combined
                            ------------   -----------       -----------   ---------------------------------------      -----------
                                                               (See B)      (See C1)      (See C1)
Product sales               $    738,456                     $  (738,456)
Credit card income                                                         $11,875,107   $7,405,882                     $19,280,989
Interest and dividend
 income                          878,998                        (878,998)
Loan production and
 processing                      302,811                        (302,811)
Secondary market, net            395,034                        (395,034)
Application fees, net of
 direct marketing costs                                                        935,015    1,942,520                       2,877,535
Servicing fee income                                                         3,832,736                $(3,832,736)
Other                            103,965                        (103,965)       59,807                                       59,807
                            ------------   -----------       -----------   --------------------------------------       -----------
Total income                   2,419,264                      (2,419,264)   16,702,665    9,348,402    (3,832,736)       22,218,331

Cost of sales                    488,767                        (488,767)
                            ------------   -----------       -----------   --------------------------------------       -----------
Gross profit                   1,930,497                      (1,930,497)   16,702,665    9,348,402    (3,832,736)       22,218,331
                            ------------   -----------       -----------   --------------------------------------       -----------
Selling, general and
 administrative                7,133,529   $   353,000  A1)   (7,133,529)    5,827,887      303,258                       6,484,145
Loan production and
 processing                      728,501                        (728,501)
Application processing
 fees and servicing fees                                                     4,978,279    8,046,217    (3,832,736)        9,191,760
Provision for credit card
 losses                                                                        511,645      676,343                       1,187,988
Unrealized holding (gains)
 losses on trading
 securities                    1,368,783                      (1,368,783)
Realized (gains) losses on
 investment sales               (797,516)                        797,516
Equity in (earnings)
 losses of affiliates            418,209                        (418,209)
Interest expense                 795,550                        (795,550)
                            ------------   -----------       -----------   --------------------------------------       -----------
Total operating expenses       9,647,056       353,000        (9,647,056)   11,317,811    9,025,818    (3,832,736)       16,863,893
                            ------------   -----------       -----------   --------------------------------------       -----------
Income (loss) before
 income taxes                 (7,716,559)     (353,000)        7,716,559     5,384,854      322,584                       5,354,438
Provision for income taxes                                                                  117,500     2,108,400  C3)    2,225,900
                            ------------   -----------       -----------   --------------------------------------       -----------

Net income (loss)             (7,716,559)     (353,000)        7,716,559     5,384,854      205,084    (2,108,400)        3,128,538
Amortization of discount
 on Series A,  B, C, D, G
 and H preferred stock        (3,217,713)     (700,000) A2)                                            (2,692,000) C1)   (6,609,713)

Deemed preferred stock
 dividends, Series A, B,
 C, D, G and H                   (51,300)      (78,000) A2)                                              (300,000) C1)     (429,300)
                            ------------   -----------       -----------   --------------------------------------       -----------
Net income (loss)
 applicable to common
 shareholders               $(10,985,572)  $(1,131,000)      $ 7,716,559   $ 5,384,854   $  205,084   $(5,100,400)      $(3,910,475)
                            ============   ===========       ===========   ======================================       ===========
Basic and diluted net
 income (loss) per common
 share                      $      (1.64)                                                                               $     (0.28)
                            ============                                                                                ===========
Weighted average number of
 common shares outstanding     6,718,170                                                                                 13,858,463
                            ============                                                                                ===========

        See notes to unaudited proforma condensed financial statements.

                         EQUITEX, INC. AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2000,
                      AND THE YEAR ENDED DECEMBER 31, 1999


1.   Description of Equitex, Inc. transactions:

     On June 29, 2000, Equitex, Inc. and subsidiaries (the "Company", or "Equitex"), a publicly traded company, signed a definitive agreement with Key Financial Systems, Inc. ("Key") and Nova Financial Systems, Inc. ("Nova") to acquire all of the outstanding capital stock of Key and Nova in exchange for the greater of 7,140,000 shares of Equitex common stock or 50% of the Company's post-acquisition common stock outstanding, and $5 million cash. Key and Nova are both financial services companies, which specialize in selling credit card programs designed for high credit risk clients. Prior to the Company's acquisition of Key and Nova, the Company has completed or intends to complete the following transactions:

     A. Effective September 27, 2000, the Company, through a newly-formed subsidiary, GR.com, Inc., acquired all of the issued and outstanding common stock of The Meridian Residential Group, Inc. ("MRG") in exchange for 425,000 shares of Series F participating, convertible preferred stock. In addition, Equitex 2000, Inc. ("E2000" discussed below) is to issue additional shares of common stock to the Meridian shareholders having a market value, at the time of issuance, equal to 20% of the annual increase in pre-tax net earnings compared to the immediately preceding year of the MRG business for each of the five years subsequent to closing, commencing with the year ending December 31, 2000, subject to certain limitations as defined.

          In addition, the Company, through its subsidiary nMortgage, Inc., acquired the proprietary business model, website, trademarks, corporate names and all intellectual property rights related to the Meridian GreatRate.com business, including the names GreatRate.com and GreatRate Mortgage.com from Meridian Capital Group, LLC ("MCG"), a company affiliated with MRG through common ownership, for $850,000 cash.

     B. The Company intends to increase the number of authorized shares of the Company's common stock from 7,500,000 shares to 50,000,000 shares, subject to shareholder approval. Subsequent to an increase in the Company's authorized shares of the Company's common stock, the Company intends to issue 50 shares of Series E convertible preferred stock, valued at $353,000 in consideration for services received and issue 1,300 shares of Series G, 6% cumulative, convertible preferred stock for cash of $1,300,000.

                         EQUITEX, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2000,
                      AND THE YEAR ENDED DECEMBER 31, 1999

     C. Subsequent to the transactions described above, the Company intends to distribute all of its assets (which primarily consists of its investments in subsidiaries) to Equitex 2000, Inc. ("E2000"), a newly-formed subsidiary of the Company. E2000 also is to assume all liabilities of the Company. The outstanding common shares of E2000 are then to be distributed to the shareholders of the Company based on proportional ownership of the shares held by the Company's shareholders in a spin-off transaction.

          As a result of the transactions described above, the Company will be a publicly traded, non-operating entity immediately prior to the date of the Company's acquisition of Key and Nova. The Company plans to record the acquisitions of Key and Nova as an acquisition of Equitex, Inc. and a recapitalization of Key and Nova.

     D. In order to finance the Company's acquisition of Key and Nova, the Company intends to issue up to 5,500 shares of Series H, 6%, cumulative, convertible preferred stock for net proceeds of $5,000,000 (net of $500,000 issue costs).

     The following unaudited pro forma condensed statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000, give effect to the transactions as if it had occurred effective January 1, 1999 and January 1, 2000, respectively. The following unaudited pro forma condensed balance sheet as of June 30, 2000 gives effect to the transactions as if it had occurred on June 30, 2000.

2.   Description of Equitex pro forma adjustments:

     (A1) To reflect issuance of 50 shares of Series E convertible preferred stock, convertible into 50,000 shares of the Company's common stock, valued at approximately $353,000, which is based on the underlying market value of the Company's common stock at June 30, 2000. In connection with this transaction, $353,000 of administrative expense has been reflected in the pro forma statements of operations for the six-months ended June 30, 2000 and the year ended December 31, 1999.

     (A2) To reflect the issuance of 1,300 shares of Series G, 6%, cumulative convertible preferred stock for cash of $1,300,000. The Series G preferred stock contains a beneficial conversion feature in which the preferred stock may be converted at any time at a price per share of common stock equal to the lesser of (a) $6.50 or (b) 65% of the market price of the Company's common stock. The pro forma statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999, reflect a discount due to this beneficial conversion feature of $700,000.

                         EQUITEX, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED FINANCIAL STATEMENTS (CONTINUED)
                AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2000,
                      AND THE YEAR ENDED DECEMBER 31, 1999


          In addition, deemed dividends of $39,000 and $78,000 have been reflected in the June 30, 2000 and December 31, 1999 statements of operations, respectively.

     (A3) To reflect the acquisition of Meridian Residential Group, Inc. ("MRG") in exchange for 425,000 shares of Series F participating, convertible preferred stock valued at approximately $3,248,000. Of the 460,000 Series F preferred shares issued, 425,000 shares were issued to the former MRG shareholders and 35,000 shares were issued to third-parties. Also reflected is the Company's purchase of certain intellectual property owned by an entity related to MRG, Meridian Capital Group, LLC (MCG) for cash of $850,000.

          The Series F preferred stock may be converted to common stock at any time following the date of issuance until 42 months following the issue date at a conversion price per share of common stock equal to $7.00 per share. The holders of the Series F preferred stock are entitled to dividends declared in the amount declared with respect to the Company's common stock.

     (B) To reflect the distribution of certain assets of the Company, net of certain related liabilities to E-2000.

     (C1) To reflect the issuance of up to 5,500 shares of Series H preferred stock in exchange for net proceeds of $5,000,000 (net of $500,000 issue costs), which is to be used to finance the Company's acquisition of Key Financial Systems, Inc. ("Key") and Nova Financial Systems, Inc. ("Nova").

          The Series H preferred stock contains a beneficial conversion feature in which the preferred stock may be converted at any time at a price per share of common stock equal to the lesser of (a)$6.50 or (b) 65% of the market price of the Company's common stock. The pro forma statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999, reflect a discount due to this beneficial conversion feature of $2,692,000.

          In addition, deemed dividends of $150,000 and $300,000 have been reflected in the June 30, 2000, and December 31, 1999, statements of operations, respectively.

                         EQUITEX, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        FINANCIAL STATEMENTS (CONTINUED)
                AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2000,
                      AND THE YEAR ENDED DECEMBER 31, 1999

     (C2) To reflect the acquisition of all of the outstanding common shares of Key and Nova, and consolidation of Key and Nova. The purchase price consists of $5,000,000 cash and 7,140,000 shares of the Company's common stock (which represents 50% of the outstanding common shares of the Company, after giving effect to the consummation of the merger), and warrants for the purchase of the Company's common stock equal to 50% of any warrants, options, preferred stock or other convertible securities outstanding at the date of the purchase.

          The transaction is recorded as a reverse acquisition. The purchase price applied to the reverse acquisition has been based on the net book value of the underlying assets of Equitex prior to the transaction (approximately $2,777,000) plus $5,000,000 cash paid in connection with the acquisition of Key and Nova.

     (C3) To reflect estimated federal and state income tax effects of the transactions described above.

                       EQUITEX 2000, INC. AND SUBSIDIARIES
                   UNAUDITED PROFORMA CONDENSED BALANCE SHEET
                                  June 30, 2000

                                                      Contribution
                                                           of
                                                         Equitex
                                                       assets and      Adjustments
                                                         assumed           and            Pro forma
                                                       liabilities     Eliminations        combined
                                                     --------------   --------------    --------------
                                                         (See AA)        (See BB)
ASSETS
Cash and cash equivalents .......................   $      670,161   $      254,361    $      924,522

Receivables .....................................        1,476,237           19,957         1,496,194
Prepaid expenses ................................                            37,774            37,774
Inventories .....................................          103,615                            103,615
Investments .....................................        2,542,214                          2,542,214
Loan - Merid
Investment in Meridian Residential Group, Inc. ..        3,248,000       (3,248,000)
Loan - Meridian Capital Funding, Inc. ...........                           101,145           101,145
Fixed assets, net ...............................          162,260          116,272           278,532
Intangible and other assets:
    Intellectual property acquired from MRG, Inc.          850,000                            850,000
    Goodwill and other ..........................        3,776,653        2,800,082         6,578,813
                                                                              2,078
                                                    --------------   --------------    --------------

Total assets ....................................   $   12,829,140   $       83,669    $   12,912,809
                                                    ==============   ==============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable ................................   $      779,912   $       37,989    $      817,901
Accrued expenses and other liabilities ..........           77,804           10,000            87,804
Income tax payable ..............................                            35,680            35,680
Notes payable ...................................        1,371,097                          1,371,097
                                                    --------------   --------------    --------------

Total liabilities ...............................        2,228,813           83,669         2,312,482
                                                    --------------   --------------    --------------

Minority interest ...............................        5,488,070                          5,488,070
                                                    --------------   --------------    --------------

Stockholders' equity ............................        5,112,257                          5,112,257
                                                    --------------   --------------    --------------

Total liabilities and stockholders' equity ......   $   12,829,140   $       83,669    $   12,912,809
                                                    ==============   ==============    ==============

         See notes to unaudited proforma condensed financial statements.

                             EQUITEX 2000, INC. AND
                                  SUBSIDIARIES
                          UNAUDITED PROFORMA CONDENSED
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000

                                               Equitex, Inc.
                                                    and
                                               subsidiaries       Meridian         Adjustments
                                              --------------     Residential           and             Pro forma
                                                Historical       Group, Inc.       Eliminations        combined
                                              --------------    --------------    --------------    --------------
                                                                   (See BB)          (See CC)
Product sales .............................   $      220,588                                        $      220,588
Interest and dividend income ..............          334,655    $        3,641                             338,296
Loan production and processing ............          293,065         1,084,220                           1,377,285
Secondary market, net .....................          871,134                                               871,134
Other .....................................           59,278                                                59,278
                                              --------------    --------------    --------------    --------------
Total income ..............................        1,778,720         1,087,861                           2,866,581

Cost of sales .............................          136,321                                               136,321
                                              --------------    --------------    --------------    --------------
Gross profit ..............................        1,642,399         1,087,861                           2,730,260
                                              --------------    --------------    --------------    --------------

Selling, general and administrative .......        4,071,188         1,054,184    $       93,333         5,360,372
                                                                                         141,667
Loan production and processing ............          739,735                                               739,735
Unrealized holding (gains) losses on
  trading securities ......................           40,261                                                40,261
Realized (gains) losses on investment sales           62,529                                                62,529
Equity in (earnings) losses of affiliates .          562,898                                               562,898
Interest expense ..........................          684,393                                               684,393
Loss on First Banker's Mortgage Services,
 Inc. recission ...........................        4,438,932                                             4,438,932
Other (income) expense ....................          (73,478)                                              (73,478)
                                              --------------    --------------    --------------    --------------
Total operating expenses ..................       10,526,458         1,054,184           235,000        11,815,642
                                              --------------    --------------    --------------    --------------

Income (loss) before income taxes .........       (8,884,059)           33,677          (235,000)       (9,085,382)
Provision for income taxes ................                             14,770                              14,770
                                              --------------    --------------    --------------    --------------
Net income (loss) applicable to common
 shareholders .............................   $   (8,884,059)   $       18,907    $     (235,000)   $   (9,100,152)
                                              ==============    ==============    ==============    ==============
Basic and diluted net income (loss)
 per common share .........................   $        (1.24)                                       $        (1.27)
                                              ==============                                        ==============
Weighted average number of common
  shares outstanding.......................   $    7,140,293                                        $    7,140,293
                                              ==============                                        ==============

         See notes to unaudited proforma condensed financial statements.

                       EQUITEX 2000, INC. AND SUBSIDIARIES
                    UNAUDITED PROFORMA CONDENSED STATEMENT OF
                                   OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

                                                                  Meridian
                                               Equitex, Inc.     Residential
                                                    and          Group, Inc.
                                               subsidiaries     --------------     Adjustments
                                              --------------      Year ended           and             Pro forma
                                                Historical    February 29, 2000    Eliminations        combined
                                              --------------    --------------    --------------    --------------
                                                                   (See BB)          (See CC)
Product sales .............................   $      738,456                                        $      738,456
Interest and dividend income ..............          878,998    $        6,387                             885,385
Loan production and processing ............          302,811         2,244,550                           2,547,361
Secondary market, net .....................          395,034                                               395,034
Other .....................................          103,965                                               103,965
                                              --------------    --------------    --------------    --------------
Total income ..............................        2,419,264         2,250,937                           4,670,201

Cost of sales .............................          488,767                                               488,767
                                              --------------    --------------    --------------    --------------
Gross profit ..............................        1,930,497         2,250,937                           4,181,434
                                              --------------    --------------    --------------    --------------

Selling, general and administrative .......        7,133,529         2,212,286    $      186,666         9,815,814
                                                                                         283,333
Loan production and processing ............          728,501                                               728,501
Unrealized holding (gains) losses on
  trading securities ......................        1,368,783                                             1,368,783
Realized (gains) losses on investment sales         (797,516)                                             (797,516)
Equity in (earnings) losses of affiliates .          418,209                                               418,209
Interest expense ..........................          795,550               725                             796,275
                                              --------------    --------------    --------------    --------------
Total operating expenses ..................        9,647,056         2,213,011           469,999        12,330,066
                                              --------------    --------------    --------------    --------------

Income (loss) before income taxes .........       (7,716,559)           37,926          (469,999)       (8,148,632)
Provision for income taxes ................                             29,241                              29,241
                                              --------------    --------------    --------------    --------------
Net income (loss) applicable to
 common shareholders ......................   $   (7,716,559)   $        8,685    $     (469,999)   $   (8,177,873)
                                              ==============    ==============    ==============    ==============
Basic and diluted net income (loss)
 per common share .........................   $        (1.08)                                       $        (1.14)
                                              ==============                                        ==============
Weighted average number of common
  shares outstanding.......................   $    7,140,293                                        $    7,140,293
                                              ==============                                        ==============

         See notes to unaudited proforma condensed financial statements.

                      EQUITEX 2000, INC. AND SUBSIDIARIES
          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
              AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1999, AND
                       THE SIX MONTHS ENDED JUNE 30, 2000

1.   Description of Equitex 2000, Inc. transactions:

     Upon the successful completion of certain transactions (described in the notes to the unaudited pro forma condensed financial statements for Equitex, Inc.) Equitex, Inc. ("Equitex") intends to distribute all of its assets (which primarily consist of its investments in subsidiaries) to Equitex 2000, Inc. ("E2000"), a newly-formed subsidiary of Equitex. E2000 also is to assume all liabilities of Equitex. The outstanding common shares of E2000 are to then be distributed to the shareholders of Equitex based on proportional ownership of the shares held by the Equitex shareholders in a spin-off transaction.

     The following unaudited pro forma condensed statements of operations for the year ended December 31, 1999, and the six months ended June 30, 2000, give effect to the transactions as if it they occurred on January 1, 1999 and January 1, 2000, respectively. The following unaudited pro forma condensed balance sheet as of June 30, 2000 gives effect to the transactions as if they had occurred on June 30, 2000.

2.   Description of E2000 pro forma adjustments:

     (AA) To reflect the contribution of Equitex operating assets to E2000, and E2000's assumption of Equitex liabilities.

     (BB) To reflect the elimination and consolidation of E2000's investment in Meridian Residential Group, Inc. ("MRG"), contributed by Equitex. The excess of the purchase price over the fair value of the MRG net assets acquired of approximately $2,800,000 was allocated to goodwill, which is to be amortized over a 15-year period. In connection with Equitex's MRG acquisition, Equitex acquired certain intellectual property rights from Meridian Capital Group, LLC (MCG) for $850,000, which was also contributed to E2000. This asset is being amortized over 3 years.

     (CC) To reflect amortization related to goodwill and intellectual property rights recorded in connection with the MRG acquisition and the acquisition of intellectual property rights by Equitex from MRG.

FINANCIAL STATEMENTS

     Financial statements of Nova as of and for the periods ended June 30, 2000, December 31, 1999 and December 31, 1998 are attached hereto as Exhibit 2.

     Financial statements of Key as of and for the periods ended June 30, 2000, December 31, 1999 and December 31, 1998 are attached hereto as Exhibit 3.

VOTE REQUIRED

     The affirmative vote of the majority of the total votes cast on the proposal in person or by proxy at the stockholders' meeting will be required to approve the proposal to acquire all the outstanding capital stock of Nova and Key in exchange for the greater of 7,140,000 shares, or 50%, of the outstanding Common Stock of the Company on a post acquisition basis and cash consideration of $5 million. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ACQUIRE ALL THE OUTSTANDING CAPITAL STOCK OF NOVA AND KEY IN EXCHANGE FOR THE GREATER OF 7,140,000 SHARES, OR 50%, OF THE OUTSTANDING COMMON STOCK OF THE COMPANY ON A POST ACQUISITION BASIS AND CASH CONSIDERATION OF $5 MILLION.

                              FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-K, for the year ended December 31, 1999 will be made available upon request. See Documents Incorporated By Reference.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointee named in the enclosed form of Proxy to vote in accordance with his best judgment on such matters.


                                       By Order of the Board of Directors:

                                       Equitex, Inc.


Date: ___________ __, 2000             Thomas B. Olson
                                       Secretary

                                    EXHIBIT 1

     The total number of shares of stock which the corporation shall have authority to issue is fifty-two million (52,000,000) shares, of which fifty million (50,000,000) shares shall be common stock having a par value of $.02 per share, and two million (2,000,000) shares shall be preferred stock, having a par value of $.01 per share (the "Preferred Stock").

     The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

     (I) The Board of Directors is expressly authorized at any time, and from time-to-time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (without limiting the generality of the foregoing) the following:

          (a)  The designation of the number of shares of such series.

          (b) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends may be paid in cash, shares of common stock or Preferred Stock or in assets of the corporation, and whether such dividends shall be cumulative or noncumulative.

          (c) Whether the shares of such series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption.

          (d) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

          (e) Whether or not the shares of such series shall be convertible into or exchangeable for any other class or classes or for any other series of any class or classes or capital stock of the Corporation and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

          (f) To the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise.

          (g) The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

          (h) The rights of the holders of the shares of such series upon the dissolution or winding up of, or upon the distribution of assets of, the corporation.

     (II) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

                                    EXHIBIT 2


                          Nova Financial Systems, Inc.
                              Financial Statements
                               for the year ended
                       December 31, 1999, the period from
              inception October 10, 1998 through December 31, 1998,
                            and the six months ended
                         June 30, 2000 and June 30, 1999

                          NOVA FINANCIAL SYSTEMS, INC.


                                FINANCIAL REPORT

                                    CONTENTS


--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                                   1
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   Balance sheets                                                              2

   Statements of operations                                                    3

   Statements of stockholders' equity                                          4

   Statements of cash flows                                                    5

   Notes to financial statements                                          6 - 10

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Nova Financial Systems, Inc.
Clearwater, Florida

We have audited the accompanying balance sheets of Nova Financial Systems, Inc. as of December 31, 1999 and 1998, and the related statements of income, stockholders' equity, and cash flows for the year ended December 31, 1999 and for the period from inception, October 10, 1998 through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nova Financial Systems, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999, and for the period from inception, October 10, 1998 through December 31, 1998 in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
Fort Lauderdale, Florida
July 12, 2000

NOVA FINANCIAL SYSTEMS, INC.


BALANCE SHEETS
--------------------------------------------------------------------------------

                                                      June 30,         December 31,
ASSETS                                                  2000         1999         1998
--------------------------------------------------   ----------   ----------   ----------
                                                    (Unaudited)

Cash .............................................   $    3,065   $   26,756   $   20,000
Credit card receivables, net (Note 2) ............      479,587      619,149          899
Due from Merrick Bank ............................    2,514,864    2,580,665           19
Due from affiliate ...............................         --           --         22,761
Due from shareholders ............................      606,500         --           --
Deferred tax asset ...............................         --        606,500         --
                                                     ----------   ----------   ----------
                                                     $3,604,016   $3,833,070   $   43,679
                                                     ==========   ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Accounts payable ..............................      645,166      265,197       22,387
   Due to cardholders ............................    1,786,804    1,921,769         --
   Due to affiliate (Note 3) .....................       52,479      685,464         --
   Accrued expenses and other liabilities ........      729,000      734,264         --
                                                     ----------   ----------   ----------
                                                      3,213,449    3,606,694       22,387
                                                     ----------   ----------   ----------

Commitments and contingencies (Note 4)

Stockholders' equity:
   Common stock, par value $1 per share,
      authorized 7,500 shares; issued 1,000 shares        1,000        1,000        1,000
   Additional paid-in capital ....................       24,000       24,000       24,000
   Retained earnings (deficit) ...................      365,567      201,376       (3,708)
                                                     ----------   ----------   ----------
                                                        390,567      226,376       21,292
                                                     ----------   ----------   ----------
                                                     $3,604,016   $3,833,070   $   43,679
                                                     ==========   ==========   ==========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                              Period from
                                                                                               inception
                                                                                              October 10,
                                                  Six months ended June 30,     Year ended    1998 through
                                                  --------------------------   December 31,   December 31,
                                                      2000          1999            1999          1998
                                                  -----------    -----------    -----------    -----------
                                                  (Unaudited)    (Unaudited)
Credit card income:
   Servicing fees .............................   $ 2,859,448    $   916,124    $ 7,278,767    $     1,102
   Other ......................................       109,550         20,180        127,115              8
                                                  -----------    -----------    -----------    -----------
                                                    2,968,998        936,304      7,405,882          1,110
Provision for losses (Note 2) .................      (221,622)        95,463        676,343            192
                                                  -----------    -----------    -----------    -----------
             Net credit card income after
             provision for losses .............     3,190,620        840,841      6,729,539            918
                                                  -----------    -----------    -----------    -----------

Other income:
   Application  fees,  net of direct  marketing
   costs six months ended June 30, 2000 and
   1999, $(9,945) and $6,543,265 (unaudited);
   period ended December 31, 1999 and 1998,
   $11,307,984 and $32,653 (Note 3) ...........        (2,403)       903,665      1,942,520          2,751
                                                  -----------    -----------    -----------    -----------

Operating expenses:
   Application processing fees (Note 3) .......          --        1,226,758      2,112,092           --
   Third party servicing fees (Note 3) ........     2,267,157        653,224      5,934,125            580
   Other operating expenses (Note 6) ..........       290,869        156,965        303,258          6,797
                                                  -----------    -----------    -----------    -----------
                                                    2,558,026      2,036,947      8,349,475          7,377
                                                  -----------    -----------    -----------    -----------

             Income (loss) before income taxes        630,191       (292,441)       322,584         (3,708)
Provision for income taxes (credits) (Note 5) .          --         (110,000)       117,500           --
                                                  -----------    -----------    -----------    -----------
              Net income (loss) ...............   $   630,191    $  (182,441)   $   205,084    $    (3,708)
                                                  ===========    ===========    ===========    ===========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED
DECEMBER 31, 1999 AND PERIOD FROM INCEPTION OCTOBER 10, 1998
THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                 Additional  Retained
                                        Common    Paid In    Earnings
                                        Stock     Capital    (Deficit)     Total
-----------------------------------------------------------------------------------
Issuance of  shares at inception,
   October 10, 1998 ..............       1,000   $  24,000        --      $  25,000
   Net loss ......................        --          --     $  (3,708)      (3,708)
                                     ---------   ---------   ---------    ---------
Balance, December 31, 1998 .......       1,000      24,000      (3,708)      21,292
   Net income ....................        --          --       205,084      205,084
                                     ---------   ---------   ---------    ---------
Balance, December 31, 1999 .......       1,000      24,000     201,376      226,376
    Net income (unaudited) .......        --          --       630,191      630,191
    Dividends (unaudited) ........        --          --      (466,000)    (466,000)
                                     ---------   ---------   ---------    ---------
Balance, June 30, 2000 (unaudited)       1,000   $  24,000   $ 365,567    $ 390,567
                                     =========   =========   =========    =========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                                  Period from
                                                                                                    inception
                                                                                                   October 10,
                                                     Six months ended June 30,     Year ended     1998 through
                                                     --------------------------   December 31,    December 31,
                                                         2000          1999           1999            1998
                                                     -----------    -----------    -----------    -----------
                                                     (Unaudited)    (Unaudited)
Cash Flows From Operating Activities
   Net income (loss) .............................   $   630,191    $  (182,441)   $   205,084    $    (3,708)
   Adjustments to reconcile net income (loss)
      to net cash provided by (used in) operating
      activities:
      Provision for (recovery of) losses .........      (221,622)        95,463        676,343            192
      Deferred income taxes ......................       606,500       (246,000)      (606,500)          --
      Decrease (increase) in other receivables ...        65,801     (1,868,632)    (2,580,646)           (19)
      Decrease (increase) decrease in due from
      affiliates .................................          --           22,761         22,761        (22,761)
      Decrease (increase) in due from shareholders      (606,500)          --             --             --
      (Decrease) increase in accounts payable and
      accrued expenses ...........................      (374,705)     1,495,543        977,074         22,387
      (Decrease) increase in due to cardholders ..      (134,965)     1,320,707      1,921,769           --
      (Decrease) increase in due to affiliates ...      (632,985)       438,278        685,464           --
                                                     -----------    -----------    -----------    -----------
             Net cash provided by (used in)
             Operating activities ................       (81,125)     1,075,679      1,301,349         (3,909)
                                                     -----------    -----------    -----------    -----------

Cash Flows Provided By (Used In) Investing
Activities
   Net (increase) decrease in credit card
      receivables ................................       361,184     (1,090,136)    (1,294,593)        (1,091)
                                                     -----------    -----------    -----------    -----------

Cash Flows From Financing Activities
   Dividends paid ................................      (466,000)          --             --             --
   Capital contributed ...........................          --             --             --           25,000
                                                     -----------    -----------    -----------    -----------
             Net Cash Provided By (Used In)
             Financing Activities ................      (466,000)          --             --           25,000
                                                     -----------    -----------    -----------    -----------
             Net increase (decrease) in cash .....       (23,691)       (14,457)         6,756         20,000

Cash:
   Beginning .....................................        26,756         20,000         20,000           --
                                                     -----------    -----------    -----------    -----------
   Ending ........................................   $     3,065    $     5,543    $    26,756    $    20,000
                                                     ===========    ===========    ===========    ===========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS: Nova Financial Systems, Inc. (the "Company") designs and markets credit card products aimed at the sub-prime market. The credit card products are marketed for an unaffiliated bank under an agreement that provides the Company with a 100% participation interest in the credit cards issued and requires the payment of monthly servicing fees to the bank. The Company provides collection and customer service for the purchased credit card portfolios through an affiliated entity.

BASIS OF FINANCIAL STATEMENT PRESENTATION AND ACCOUNTING ESTIMATES: The accounting and reporting policies of the Company conform to generally accepted accounting principles and general practices within the financial services industry. In preparing the accompanying financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and the reported amounts of revenue and expenses for the period. Actual results could differ from those estimates.

UNAUDITED FINANCIAL STATEMENTS: The balance sheet as of June 30, 2000, the statements of operations and cash flows for the six months ended June 30, 2000 and 1999, and the statement of stockholders' equity for the six months ended June 30, 2000, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all such periods have been made. The results of operations for the six months ended June 30, 2000, are not necessarily indicative of the operating results for the full year.

PRESENTATION OF CASH FLOWS: Cash flows from credit card receivables are reported net.

CREDIT CARD RECEIVABLES: Credit card receivables are stated at the balance reported to customers, reduced by allowances for refundable fees and losses.

Fees are accrued monthly on active credit card accounts and included in credit card receivables. Accrual of income is discontinued on credit card accounts that have been closed or charged off. Accrued fees on credit card loans are charged off with the card balance, generally when the account becomes 90 days past due.

The allowance for losses is established through a provision for losses charged to expense. Credit card receivables are charged against the allowance for losses when management believes that collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing receivables, based on evaluation of the collectibility of the accounts and prior loss experience. This evaluation also takes into consideration such factors as changes in the volume of the loan portfolio, overall portfolio quality and current economic conditions that may affect the borrowers' ability to pay. While management uses the best information available to make its evaluation, this estimate is susceptible to significant change in the near term.

DUE TO AFFILIATES: The Company receives credit card marketing, customer service and collection services from Key Financial Systems, Inc. ("Key"), a company affiliated through common ownership, in exchange for a fee. The amount due to affiliate in the accompanying balance sheets represents fees payable in connection with Nova's card activity that has been collected by Nova's bank client but not yet paid to Nova.

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER RECEIVABLES AND DUE TO CARDHOLDERS: The Company charges a fully refundable reservation fee equal to each cardholder's borrowing limit upon issuance of a credit card. The amount due to cardholders represents the balance of reservation fees that would have to be refunded to cardholders should they close their accounts at the balance sheet date. Funds held in trust to secure payment of this liability are reflected in due from Merrick Bank in the accompanying balance sheets.

INCOME TAXES: The Company, with the consent of its stockholders, elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code effective January 1, 2000, which provides that in lieu of corporate tax the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As of June 30, 2000, the Company's reported net assets exceed their tax bases by approximately $233,000
(unaudited). Accordingly, if the election was terminated on that date, a deferred tax liability of approximately $87,000 would be recognized by a charge to income tax expense.

NOTE 2.    CREDIT CARD RECEIVABLES

The composition of credit card receivables at June 30, 2000, and at December 31, 1999 and 1998 is as follows:

                                       2000            1999            1998
                                   ------------    ------------    ------------
                                   (Unaudited)
Credit card receivables ...        $ 11,414,212    $ 29,407,412    $    121,091
Refundable reservation fees         (10,857,130)    (28,319,231)       (120,000)
                                   ------------    ------------    ------------
                                        557,082       1,088,181           1,091
Less allowance for losses .              77,495         469,032             192
                                   ------------    ------------    ------------
                                   $    479,587    $    619,149    $        899
                                   ============    ============    ============


Changes in the allowance for losses for the six-month periods ended June 30, 2000 and 1999, and the periods ended December 31, 1999 and 1998 are as follows:

                                      June 30,                December 31,
                               ----------------------    ----------------------
                                  2000        1999          1999        1998
                               ---------    ---------    ---------    ---------
                              (Unaudited)  (Unaudited)
Balance, beginning .....       $ 469,032    $    --      $     192    $    --
   Provision for losses         (221,622)      95,463      676,343          192
   Recoveries of amounts
    charged-off ........            --           --           --           --
   Amounts charged-off .        (169,915)      (4,305)    (207,503)        --
                               ---------    ---------    ---------    ---------
Balance, ending ........       $  77,495    $  91,158    $ 469,032    $     192
                               =========    =========    =========    =========

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 3.    TRANSACTIONS WITH RELATED PARTIES

The Company had an informal agreement with Key under which Key provided marketing and preprocessing of credit card applications, customer service and collection services for Nova. Expenses were charged to the Company for application processing and customer service based on set fee per application processed and for collections based on a set fee per delinquent account on file. The Company believes the method and per unit price charged was consistent with the methods and rates of similar third party credit card processors. The Company recognized processing fee and servicing expense of $3,832,736 and $10,266 associated with Key's activities during 1999 and 1998, respectively, and $672,420, and $1,304,636 (unaudited) during the six month periods ended June 30, 2000 and 1999, respectively. As of June 30, 2000, and December 31, 1999 and 1998, the Company owed Key $52,479 (unaudited), $685,464, and $-0-, respectively, in connection with services performed by Key. Effective July 1, 2000, all such services from Key were terminated.

The Company has entered into an agreement with Paragon Water Services, Inc. (Paragon), a company affiliated through common ownership, whereby Paragon provides credit card marketing services for the Company. Paragon earns commissions for card applications that are not subsequently refunded. The Company paid Paragon approximately $6,631,608 and $-0- in commissions during 1999 and 1998, respectively and $0 and $3,185,291 (unaudited) during the six-month periods ended June 30, 2000 and 1999.

NOTE 4.    COMMITMENTS, CONTINGENCIES AND CREDIT RISK

A credit limit has been established for each card holder account acquired by the Company. By agreement, the credit limit can be terminated at any time for any reason. Because the initial reservation fee charged to all account holders is fully refundable, the total of accounts with credit limits in excess of cardholder balances is reflected as a liability in the amount of $1,786,804 (unaudited), $1,921,769, and $-0- as of June 30, 2000, and December 31, 1999 and 1998, respectively, in the accompanying balance sheets.

Contingencies: In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Company's financial statements.

Credit card loans are issued throughout the United States to customers that are considered high credit risks. The Company evaluates each customer's credit worthiness on a case-by-case basis. Because of the reservation fee charged upon issuance of credit cards, charges for purchases or cash advances are generally limited to the amount of payments collected from each customer less fees charged.

The  Company  issues  its  credit  cards  under   membership  terms  with  VISA.
Modification of these terms by VISA could adversely affect operating results.

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 5.    INCOME TAXES

All active card accounts are charged monthly membership fees, late charges, overlimit fees and other charges according to the card agreements. The Company has not recognized certain of these monthly charges as income for financial reporting purposes because the charges are not believed to be collectible. A deferred tax asset in the amount of $606,500 has been recognized as of December 31, 1999 ($246,000 at June 30, 1999), related to the excess of the estimated tax basis of credit card receivables over the reported receivables.

The provision for income taxes charged to operations consist of the following:

                                  Six months ended          Periods ended
                                      June 30,               December 31,
                                ---------------------   -----------------------
                                   2000       1999         1999         1998
                                ---------   ---------   ---------    ----------
                               (Unaudited) (Unaudited)
Currently payable or paid:
  Federal ................      $    --       116,100   $ 618,000    $     --
  State ..................           --        19,900     106,000          --
  Deferred income taxes ..           --     $(246,000)    (606,500)         --
                                ---------   ---------   ---------    ----------
                                $    --     $(110,000)  $ 117,500    $     --
                                =========   =========   =========    ==========


The income tax provision differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income for the following periods due to the following:

                                       Six months ended       Periods ended
                                            June 30,           December 31,
                                     --------------------  --------------------
                                        2000      1999        1999      1998
                                     ---------  ---------  ---------  ---------
                                    (Unaudited)(Unaudited)
Computed "expected" tax expense
  (benefit) ........................ $    --    $ (99,430) $ 109,679  $  (1,261)
Increase resulting from state income
  taxes, net of federal tax benefit       --      (10,616)    11,710         --
Effect of lower tax brackets and
  other ............................                   46     (3,889)     1,261
                                     ---------  ---------  ---------  ---------
                                     $    --    $(110,000) $ 117,500  $    --
                                     =========  =========  =========  =========

The Company elected S Corporation status effective January 1, 2000. Upon converting to S Corporation status, the Company eliminated deferred tax assets in the amount of $606,500 as a charge against income from operations. This charge against income was offset by the recognition of a receivable from shareholders in the amount of $606,500 due to a commitment from the shareholders to reimburse the Company for income taxes paid by the Company related to losses recognized by the Company for financial reporting purposes in 1999, but passed through to the shareholders in years subsequent to 1999 for income tax purposes.

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 6.    OTHER OPERATING EXPENSES

                                  Six months ended          Periods ended
                                      June 30,               December 31,
                              -----------------------   -----------------------
                                 2000         1999         1999         1998
                              ----------   ----------   ----------   ----------
                             (Unaudited)   (Unaudited)
Cardholder expense-other      $   72,258   $    2,820   $   96,206   $     --
Professional fees ......         198,657        5,088       20,128        1,121
Printing and supplies ..            --         18,817       21,742          676
Other ..................          19,954      130,240      165,182        5,000
                              ----------   ----------   ----------   ----------
                              $  290,869   $  156,965   $  303,258   $    6,797
                              ==========   ==========   ==========   ==========


NOTE 7.    PLAN OF REORGANIZATION

The Company has entered into an Agreement and Plan of Reorganization with Equitex, Inc. (Equitex) under which the Company's stockholders would exchange all of the issued and outstanding shares of the Company for a) 25% of the outstanding common shares of Equitex, after giving effect to the consummation of this merger and a similar planned merger of Key, b) warrants for the purchase of common stock of Equitex equal to 50% of any warrants, options, preferred stock or other securities outstanding at the closing date and exchangeable for or convertible into Equitex common shares, and c) $2,500,000.

                                    EXHIBIT 3


                           Key Financial Systems, Inc.
                              Financial Statements
                               for the years ended
                   December 31, 1999 and 1998, the period from
               inception June 12, 1997 through December 31, 1997,
                            and the six months ended
                         June 30, 2000 and June 30, 1999

                           KEY FINANCIAL SYSTEMS, INC.


                                FINANCIAL REPORT

                                    CONTENTS


--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                                   1
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   Balance sheets                                                              2

   Statements of operations                                                    3

   Statements of stockholders' equity                                          4

   Statements of cash flows                                                    5

   Notes to financial statements                                          6 - 11

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Key Financial Systems, Inc.
Clearwater, Florida

We have audited the accompanying balance sheets of Nova Financial Systems, Inc. as of December 31, 1999 and 1998, and the related statements of income, stockholders' equity, and cash flows for the years then ended and for the period from inception, June 12, 1997 through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Key Financial Systems, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years ended and for the period from inception, June 12, 1997 through December 31, 1997 in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
Fort Lauderdale, Florida
July 12, 2000

KEY FINANCIAL SYSTEMS, INC.


BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                          December 31,
                                                       June 30,    --------------------------
                                                         2000         1999            1998
                                                     -----------   -----------    -----------
                                                     (Unaudited)

ASSETS
Cash .............................................   $   162,100   $    30,908    $   316,830
Credit card receivables, net (Note 2) ............       434,847       519,929      1,121,397
Other receivables (Note 3) .......................     3,780,574     2,874,293        372,713
Advances to shareholders .........................          --            --          288,888
Due from affiliates (Note 5) .....................        52,479       685,464           --
Leaseholds and equipment, net (Note 4) ...........       280,208       303,976        212,955
Other assets .....................................        17,317        17,917         39,877
                                                     -----------   -----------    -----------
                                                     $ 4,727,525   $ 4,432,487    $ 2,352,660
                                                     ===========   ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Due to cardholders (Note 6) ...................   $ 2,905,021   $ 2,402,377    $ 1,408,693
   Accounts payable (Note 5) .....................       862,979       311,029      1,011,413
   Accrued expenses and other liabilities ........       171,367       379,012         13,451
                                                     -----------   -----------    -----------
                                                       3,939,367     3,092,418      2,433,557
                                                     -----------   -----------    -----------

Commitments and contingencies (Note 4)

Stockholders' equity:
   Common stock, par value $1 per share,
      authorized 7,500 shares; issued 2,000 shares         2,000         2,000          2,000
   Additional paid-in capital ....................       371,835       371,835        271,835
   Retained earnings (deficit) ...................       414,323       966,234       (354,732)
                                                     -----------   -----------    -----------
                                                         788,158     1,340,069        (80,897)
                                                     -----------   -----------    -----------
                                                     $ 4,727,525   $ 4,432,487    $ 2,352,660
                                                     ===========   ===========    ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                                                                    Period from
                                                                                                   inception June
                                                                                                     12, 1997
                                                    Six months ended                                  through
                                                        June 30,        Years ended December 31,    December 31,
                                           --------------------------   -------------------------   -----------
                                               2000          1999           1999         1998           1997
                                           -----------    -----------   -----------   -----------   -----------
                                           (Unaudited)    (Unaudited)
Credit card income:
   Card servicing fees .................   $ 3,478,308    $ 7,654,809   $11,628,340   $ 3,529,187          --
   Other ...............................        86,365        112,522       246,767        51,283          --
                                           -----------    -----------   -----------   -----------   -----------
                                             3,564,673      7,767,331    11,875,107     3,580,470          --
Provision for losses (Note 2) ..........       (14,955)       610,935       511,645       260,332          --
                                           -----------    -----------   -----------   -----------   -----------
            Net credit card income after
             provision for losses ......     3,579,628      7,156,396    11,363,462     3,320,138          --
                                           -----------    -----------   -----------   -----------   -----------

Other income:
   Application  fees, net of direct
   marketing  costs; six months ended
   June 30, 2000 and 1999, $3,424,947
   and $6,912,174 (unaudited); years
   ended December 31, 1999 and 1998,
   $7,153,144 and $9,721,837 (Note 5) ..       654,547      1,132,658       935,015     1,621,815
    Servicing fee income (Note 5) ......       672,420      1,455,567     3,832,736          --            --
    Other ..............................        48,892         41,784        59,807          --            --
                                           -----------    -----------   -----------   -----------   -----------
                                             1,375,859      2,630,009     4,827,558     1,621,815          --
                                           -----------    -----------   -----------   -----------   -----------
Operating expenses:
   Salaries and wages ..................     1,237,197      2,010,850     3,997,724     1,015,019          --
   Employee benefits ...................       176,930        247,310       466,540         1,335          --
   Third party servicing fees (Note 8) .     1,281,604      2,838,257     4,978,279     3,035,568          --
   Occupancy and equipment (Note 6) ....       206,120        126,517       351,647        61,133         8,091
   Other operating expenses (Note 7) ...       396,547        458,522     1,011,976       373,564         3,863
                                           -----------    -----------   -----------   -----------   -----------
                                             3,298,398      5,681,456    10,806,166     4,486,619        11,954
                                           -----------    -----------   -----------   -----------   -----------
              Net income (loss) ........   $ 1,657,089    $ 4,104,949   $ 5,384,854   $   455,334   $   (11,954)
                                           ===========    ===========   ===========   ===========   ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEARS ENDED
DECEMBER 31, 1999 AND 1998 AND PERIOD FROM INCEPTION JUNE 12, 1997 THROUGH DECEMBER 31, 1997

                                                    Additional     Retained
                                        Common       Paid In       Earnings
                                         Stock       Capital       (Deficit)        Total
--------------------------------------------------------------------------------------------
Issuance of  shares at inception,
   June 12, 1997 .................   $     1,000   $    22,835                   $    23,835

   Net loss ......................          --            --      $   (11,954)       (11,954)
                                     -----------   -----------    -----------    -----------
Balance, December 31, 1997 .......         1,000        22,835        (11,954)        11,881
   Net income ....................          --            --          455,334        455,334
    Issuance of 1,000 shares .....         1,000       249,000           --          250,000
    Dividends paid ...............          --            --         (798,112)      (798,112)
                                     -----------   -----------    -----------    -----------
Balance, December 31, 1998 .......         2,000       271,835       (354,732        (80,897)
    Net income ...................          --            --        5,384,854      5,384,854
    Capital contributed ..........          --         100,000           --          100,000
    Dividends paid ...............          --            --       (4,063,888)    (4,063,888)
                                     -----------   -----------    -----------    -----------
Balance, December 31, 1999 .......         2,000       371,835        966,234      1,340,069
    Net income (unaudited) .......          --            --        1,657,089      1,657,089
    Dividends paid (unaudited) ...          --            --       (2,209,000)    (2,209,000)
                                     -----------   -----------    -----------    -----------
Balance, June 30, 2000 (unaudited)   $     2,000   $   371,835    $   414,323    $   788,158
                                     ===========   ===========    ===========    ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------

                                                                                                           Period from
                                                                                                          inception June
                                                                                                             12, 1997
                                                    Six months ended                                         through
                                                        June 30,              Years ended December 31,     December 31,
                                               --------------------------    --------------------------    -----------
                                                   2000          1999            1999          1998            1997
                                               -----------    -----------    -----------    -----------    -----------
                                               (Unaudited)    (Unaudited)
Cash Flows From Operating Activities
   Net income (loss) .......................   $ 1,657,089    $ 4,104,949    $ 5,384,854    $   455,334    $   (11,954)
   Adjustments to reconcile net income
     (loss) to net cash provided by (used
     in) operating activities:
       Provision for (recovery of) losses ..       (14,955)       610,935        511,645        260,332           --
       Depreciation and amortization .......        44,422         29,666        117,349         23,597          8,755
       Increase in other receivables .......      (906,281)    (3,540,770)    (2,501,580)      (372,713)          --
       Decrease (increase) in due from
         affiliates ........................       632,985       (438,278)      (685,464)          --             --
       (Increase) decrease in other assets .           600         21,371         21,960        (34,573)        (5,968)
       Increase in due to cardholders ......       502,644      1,978,292        993,684      1,408,693           --
       Increase (decrease) in accounts
         payable, accrued expenses and
         other liabilities .................       344,305       (201,776)      (334,823)     1,022,864          2,000
                                               -----------    -----------    -----------    -----------    -----------
             Net cash provided by (used
             in) operating activities ......     2,260,809      2,564,389      3,507,625      2,763,584         (7,167)
                                               -----------    -----------    -----------    -----------    -----------

Cash Flows From Investing Activities
    Net (increase) decrease in credit card
      receivables ..........................       100,037     (1,475,937)       (89,823)    (1,381,729)          --
    Advances to stockholders ...............          --             --             --         (288,888)          --
    Collection of advances to stockholders .          --          288,888        288,888           --             --
    Purchase of property and equipment .....       (20,654)      (114,605)      (208,370)      (228,308)          --
                                               -----------    -----------    -----------    -----------    -----------
             Net cash provided by (used
             in) financing actvities .......        79,383     (1,301,654)       170,341     (1,898,925)          --
                                               -----------    -----------    -----------    -----------    -----------

Cash Flows From Financing Activities
    Capital contributions ..................          --             --          100,000        250,000          7,500
    Dividends paid .........................    (2,209,000)    (1,550,138)    (4,063,888)      (798,112)          --
                                               -----------    -----------    -----------    -----------    -----------
             Net cash provided by (used
               in) financing ...............    (2,209,000)    (1,550,138)    (3,963,888)      (548,112)         7,500
                                               -----------    -----------    -----------    -----------    -----------
             Net increase (decrease) in cash
                                                   131,192       (287,403)      (285,922)       316,497            333

Cash:
    Beginning ..............................        30,908        316,830        316,830            333           --
                                               -----------    -----------    -----------    -----------    -----------
    Ending .................................   $   162,100    $    29,427    $    30,908    $   316,830    $       333
                                               ===========    ===========    ===========    ===========    ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS: Key Financial Systems, Inc. (the "Company") designs and markets credit card products aimed at the sub-prime market. The credit card products are marketed for an unaffiliated bank under an agreement that provides the Company with a 100% participation interest in the receivables and related rights associated with credit cards issued and requires the payment of monthly servicing fees to the bank. The Company provides collection and customer service related to the credit cards issued.

BASIS OF FINANCIAL STATEMENT PRESENTATION AND ACCOUNTING ESTIMATES: The accounting and reporting policies of the Company conform to generally accepted accounting principles and general practices within the financial services industry. In preparing the accompanying financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and the reported amounts of revenue and expenses for the period. Actual results could differ from those estimates.

UNAUDITED FINANCIAL STATEMENTS: The balance sheet as of June 30, 2000, the statements of operations and cash flows for the six months ended June 30, 2000 and 1999, and the statement of stockholders' equity for the six months ended June 30, 2000, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all such periods have been made. The results of operations for the six months ended June 30, 2000, are not necessarily indicative of the operating results for the full year.

PRESENTATION OF CASH FLOWS: Cash flows from credit card receivables are reported net.

CREDIT CARD RECEIVABLES: Credit card receivables are stated at the balance reported to customers, reduced by allowances for refundable fees and losses.

Fees are accrued monthly on active credit card accounts and included in credit card receivables. Accrual of income is discontinued on credit card accounts that have been closed or charged off. Accrued fees on credit card loans are charged off with the card balance, generally when the account becomes 90 days past due.

The allowance for losses is established through a provision for losses charged to expense. Receivables are charged against the allowance for losses when management believes that collectibility of principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing accounts, based on evaluation of the collectibility of the accounts and prior loss experience. This evaluation also takes into consideration such factors as changes in the volume of the credit card receivable portfolio, overall portfolio quality, and current economic conditions that may affect the borrowers' ability to pay. While management uses the best information available to make its evaluation, this estimate is susceptible to significant change in the near term.

DUE FROM AFFILIATES: The Company provides credit card marketing, customer service and collection services for Nova Financial Systems, Inc. ("Nova"), a company affiliated though common ownership, in exchange for a fee. The amount due from affiliate in the accompanying balance sheets represents the balance of unpaid servicing fees receivable in connection with Nova's card activity.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER RECEIVABLES AND DUE TO CARDHOLDERS: The Company charges a fully refundable reservation fee equal to each cardholder's borrowing limit upon issuance of a credit card. The amount due to cardholders represents the balance of reservation fees that would have to be refunded to cardholders should they close their accounts at the balance sheet date. Funds held in trust at Key Bank & Trust to secure payment of this liability are reflected in other receivables in the accompanying balance sheets.

PROPERTY AND EQUIPMENT: Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed principally by the double declining-balance method over the assets' estimated useful lives.

INCOME TAXES: The Company, with the consent of its stockholders, elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code effective January 1, 1998, which provides that in lieu of corporate income tax the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying financial statements. As of December 31, 1999, the Company's reported net assets exceed their tax bases by approximately $327,000 ($131,000 at June 30, 2000, unaudited). Accordingly, if the election was terminated on that date, a deferred tax liability of approximately $122,000 ($49,000 at June 30, 2000, unaudited) would be recognized by a charge to income tax expense.

NOTE 2.    CREDIT CARD RECEIVABLES

The composition of credit card receivables at June 30, 2000, and at December 31, 1999 and 1998 is as follows:

                                  2000            1999            1998
                              ------------    ------------    ------------
                               (Unaudited)
Credit card receivables ...   $ 25,025,171    $ 22,274,017    $ 52,321,076
Refundable reservation fees    (24,551,479)    (21,693,622)    (50,981,807)
                              ------------    ------------    ------------
                                   473,692         580,395       1,339,269
Less allowance for losses .         38,845          60,466         217,872
                              ------------    ------------    ------------
                              $    434,847    $    519,929    $  1,121,397
                              ============    ============    ============

Changes in the allowance for losses for the six-month periods ended June 30, 2000 and 1999, and the years ended December 31, 1999 and 1998 are as follows:

                                  June 30,                December 31,
                           ----------------------    ----------------------
                              2000        1999          1999        1998
                           ---------    ---------    ---------    ---------
                          (Unaudited)  (Unaudited)
Balance, beginning .....   $  60,466    $ 217,872    $ 217,872    $    --
   Provision for losses      (14,955)     610,935      511,645      260,332
   Recoveries of amounts
    charged-off ........        --           --          4,231       67,274
   Amounts charged-off .      (6,666)    (528,557)    (673,282)    (109,734)
                           ---------    ---------    ---------    ---------
Balance, ending ........   $  38,845    $ 300,250    $  60,466    $ 217,872
                           =========    =========    =========    =========

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 2.  CREDIT CARD RECEIVABLES (CONTINUED)

There were no credit card receivables acquired through December 31, 1997 and therefore no allowance for losses was required during 1997.


NOTE 3.    OTHER RECEIVABLES

The composition of other receivables at June 30, 2000, and at December 31, 1999 and 1998 is as follows:

                                     2000            1999            1998
                                 ------------    ------------    ------------
                                  (Unaudited)
Due from Key Bank & Trust .      $  2,458,188    $  2,785,624    $    150,245
Due from Net 1st National Bank      1,321,371            --              --
Other .....................             1,015          88,669         222,468
                                 ------------    ------------    ------------
                                 $  3,780,574    $  2,874,293    $    372,713
                                 ============    ============    ============

 The amount due from Key Bank and Trust is held in a trust account by the bank.

NOTE 4.    LEASEHOLDS AND EQUIPMENT

The major classes of property and equipment and total accumulated depreciation at June 30, 2000, and at December 31, 1999 and 1998, are as follows:


                                  2000            1999            1998
                              ------------    ------------    ------------
                               (Unaudited)
Leasehold improvements ....   $    113,419    $    104,304    $     50,344
Furniture and equipment ...        343,558         332,019         177,605
                              ------------    ------------    ------------
                                   456,977         436,323         227,949
Less accumulated depreciation      176,769         132,347          14,994
                              ------------    ------------    ------------
                              $    280,208    $    303,976    $    212,955
                              ============    ============    ============

NOTE 5.    TRANSACTIONS WITH RELATED PARTIES

The Company had an informal agreement with Nova under which the Company agreed to provide marketing and preprocessing of credit card applications, customer service and collection services for Nova. Expenses were charged to Nova for application processing and customer service based on set fee per application processed and for collections based on a set fee per delinquent account on file. The Company believes the method and per unit price charged was consistent with the methods and rates of similar third party credit card processors. The Company recognized processing fee and servicing income of $3,832,736 associated with Nova's activities during the year ended December 31, 1999 ($672,420 and $1,304,636 during the six month periods ended June 30, 2000 and 1999, unaudited). These amounts are included in other operating income. No significant services were provided for Nova in 1998 or 1997. As of June 30, 2000 and December 31, 1999, Nova owed the Company $52,479 (unaudited) and $685,464 in connection with services performed by the Company. Effective July 1, 2000, all such services for Nova were terminated.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 5.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The Company has entered into an agreement with Paragon Water Member Services ("Paragon"), a company affiliated through common ownership, whereby Paragon provides credit card marketing services for the Company and for Nova. Paragon earns commissions for card applications that are not subsequently refunded. In addition, during 1998, Paragon provided operating space and personnel to the Company. The Company paid Paragon $5,662,026 and $8,626,699 in commissions during the years ended December 31, 1999 and 1998, respectively, ($5,888,157 during the six months ended June 30, 1999, unaudited) and paid $963,174 for other services in 1998. No services were provided by Paragon in 1997 or during the six months ended June 30, 2000 (unaudited). As of December 31, 1998, the Company owed Paragon $266,000 in commissions for cards originated in 1998. No amount was due to Paragon at December 31, 1999 or at June 30, 2000 (unaudited).

NOTE 6.    COMMITMENTS, CONTINGENCIES AND CREDIT RISK

A credit limit has been established for each card holder account acquired by the Company. By agreement, the credit limit can be terminated at any time for any reason. Because the initial reservation fee charged to all account holders is fully refundable, the total of accounts with credit limits in excess of cardholder balances is reflected as a liability in the amount of $2,905,021 (unaudited), $2,402,377 and $1,408,693 as of June 30, 2000, December 31, 1999
and 1998, respectively, in the accompanying balance sheets.

LEASE COMMITMENTS: The Company rents office space under an operating lease with initial terms through September 30, 2004. The office lease has a five year renewal option. The future minimum rental payments due under the lease is as follows:

Year Ending
 December 31,                                                       Amount
-------------------------------------------------------------------------------
2000                                                         $          278,200
2001                                                                    292,100
2002                                                                    306,700
2003                                                                    322,100
2004                                                                    250,500
                                                             ------------------
                                                             $        1,449,600
                                                             ==================

Total rent expense under operating leases was approximately $229,000 and $36,000 for the years ended December 31, 1999 and 1998, respectively, and $147,000 (unaudited) and $94,000 (unaudited) for the six months ended June 30, 2000 and 1999, respectively. There was no property leased in 1997.

CONTINGENCIES: In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Company's financial statements.

Credit cards are issued throughout the United States to customers that are considered high credit risks. The Company evaluates each customer's credit worthiness on a case-by-case basis. Because of the reservation fee charged upon issuance of credit cards, changes for purchases or cash advances are generally limited to the amount of payments collected from each customer less fees charged.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 6.  COMMITMENTS, CONTINGENCIES AND CREDIT RISK (CONTINUED):

The Company's credit card receivables were initiated under membership terms with VISA or MasterCard. Modification of these terms by VISA and MasterCard could adversely affect operating results.


NOTE 7.    OTHER OPERATING EXPENSES

                               Six months ended               Periods ended
                                   June 30,                    December 31,
                      ----------------------------------  ----------------------
                         2000        1999        1999        1998        1997
                      ----------  ----------  ----------  ----------  ----------
                     (Unaudited)  (Unaudited)
Telecommunications .. $  168,175  $  321,842  $  648,111  $  259,105  $     --
Professional fees ...    105,806      47,203     166,005       2,869        --
Printing and supplies      7,880      22,489      41,461      63,049        --
Other ...............    114,686      66,988     156,399      48,541       3,863
                      ----------  ----------  ----------  ----------  ----------
                      $  396,547  $  458,522  $1,011,976  $  373,564  $    3,863
                      ==========  ==========  ==========  ==========  ==========


NOTE 8.    SETTLEMENT WITH BANK

In April 1999, the Company reached a settlement with Key Bank & Trust that resulted in a) a significant increase in the amount of collected funds held in trust by the Bank pending payment to the Company, b) the cessation of marketing credit cards for the Bank, c) a reduction in the monthly fees charged by the Bank to the Company, and d) mutual releases from any and all claims against each other through the date of the release. In connection with the settlement, the Bank paid the Company $1,016,928, which has been recognized as a reduction in third party servicing fees for the six months ended June 30, 1999 and the year ended December 31, 1999 in the accompanying statements of operations.

The Bank also paid the Company $250,000 which was recognized as a receivable at December 31, 1998 in connection with card activity in 1998.


NOTE 9.    SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                                 1999        1998        1997
                                              ---------------------------------
Supplemental Schedule of Noncash Investing
   and Financing Activities
Equipment contributed in exchange for stock   $       -   $       -   $  16,335
                                              =================================

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2000 and June 30, 1999 is unaudited)
--------------------------------------------------------------------------------

NOTE 10.   PLAN OF REORGANIZATION

The Company has entered into an Agreement and Plan of Reorganization with Equitex, Inc. (Equitex) under which the Company's stockholders would exchange all of the issued and outstanding shares of the Company for a) 25% of the outstanding common shares of Equitex, after giving effect to the consummation of this merger and a similar planned merger of Nova, b) warrants for the purchase of common stock of Equitex equal to 50% of any warrants, options, preferred stock or other securities outstanding at the closing date and exchangeable for or convertible into Equitex common shares, and c) $2,500,000.

                                    EXHIBIT 4


                      The Meridian Residential Group, Inc.
                              Financial Statements
                               for the year ended
                                February 29, 2000
                            and the four months ended
                             June 30, 2000 and 1999

                      THE MERIDIAN RESIDENTIAL GROUP, INC.

                              FINANCIAL STATEMENTS

                                FEBRUARY 29, 2000

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                              FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000





                                Table of Contents
                                -----------------

                                                            Page
                                                            ----
Independent Accountants' Audit Report . . . . . . . . . . .   2


Financial Statements:


    Balance Sheet  . . . . . . . . . . . . . . . . . . . .    3

    Statement of Income and Retained Earnings  . . . . . .    4

    Statement of Cash Flows  . . . . . . . . . . . . . . .    5


    Notes to Financial Statements  . . . . . . . . . . . .   6-8

    Supporting Schedule of Operating Expenses  . . . . . .   9

                          INDEPENDENT AUDITORS' REPORT




TO: Board of Directors
    The Meridian Residential Group, Inc.
    2636 Nostrand Avenue
    Brooklyn, NY 11210

Gentlemen:

    We have audited the accompanying balance sheet of The Meridian Residential Group, Inc., a New York Corporation, as of February 29, 2000, and the related statements of income, retained earnings, and cash flows, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Meridian Residential Group, Inc., as of February 29, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


Hirsch, Oelbaum, Bram & Hanover
Certified Public Accountants, P.C.

New York, New York
May 24, 2000
("Note 6" Exclusively - September 6, 2000)

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                                  BALANCE SHEET
                               FEBRUARY 29, 2000


                                     Assets
                                     ------
CURRENT ASSETS:

    Cash ........................................      $ 389,405
    Accounts Receivable .........................         13,040
                                                       ---------
        TOTAL CURRENT ASSETS ....................                     $ 402,445

FIXED ASSETS:

    Furniture and Equipment .....................        191,822
    Accumulated Depreciation ....................        (67,952)
                                                       ---------
        TOTAL FIXED ASSETS ......................                       123,870

OTHER ASSETS:

    Security Deposit ............................          2,078
    Prepaid Insurance ...........................          2,429
                                                       ---------
                                                                          4,507
                                                                      ---------
        TOTAL ASSETS ............................                     $ 530,822
                                                                      =========


                      Liabilities and Stockholders' Equity
                      ------------------------------------
LIABILITIES:

    Accounts Payable ............................      $  62,984
    Accrued Expenses ............................         10,000
    Income Tax Payable ..........................         26,526
                                                       ---------
        TOTAL CURRENT LIABILITIES ...............                     $  99,510

STOCKHOLDERS' EQUITY:

    Common Stock - No Par Value;
      200 Shares Authorized, 100
      Shares Issued and Outstanding .............      $ 260,850
    Retained Earnings ...........................        170,462
                                                       ---------

        TOTAL STOCKHOLDERS' EQUITY ..............                       431,312
                                                                      ---------

        TOTAL LIABILITIES and
          STOCKHOLDERS' EQUITY ..................                     $ 530,822
                                                                      =========


                      SEE INDEPENDENT AUDITORS' REPORT AND
                         NOTES TO FINANCIAL STATEMENTS

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED FEBRUARY 29, 2000




REVENUE:

    Origination Fee .......................................         $ 2,244,550

    Operating Expenses (See Schedule) .....................           2,212,286
                                                                    -----------

        NET OPERATING INCOME (LOSS) .......................              32,264


OTHER INCOME AND EXPENSE:

    Interest Income .......................................               6,387
    Interest Expense ......................................                (725)
                                                                    -----------


        NET INCOME (LOSS) BEFORE
          INCOME TAXES ....................................              37,926



    Provision for Income Taxes ............................              29,241
                                                                    -----------

        NET INCOME (LOSS) .................................         $     8,685



Retained Earnings - March 1, (Restated) ...................             161,777
                                                                    -----------


Retained Earnings - February 29, 2000 .....................         $   170,462
                                                                    ===========


                      SEE INDEPENDENT AUDITORS' REPORT AND
                          NOTES TO FINANCIAL STATEMENTS

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED FEBRUARY 29, 2000




Cash Flows from Operating Activities:
    Net Income (Loss) ...........................                     $   8,685

 Adjustments to Reconcile Net Income
   to Net Cash Provided by Operating
   Activities:

    Depreciation and Amortization ...............      $  22,798

Changes in Assets:

    Decrease in Accounts Receivable .............         64,708
    Increase in Security Deposit ................         (1,000)
    Decrease in Prepaid Insurance ...............         12,603
     Increase in Accounts Payable ...............         33,508
    Increase in Corporate Taxes Payable .........         13,559
    Decrease in Loan Payable - Chase
          Manhattan Bank ........................        (17,420)
                                                       ---------

        TOTAL ADJUSTMENTS .......................                       128,756
                                                                      ---------

Net Cash Provided by Operating Activities .......                       137,441

Cash Flows Used in Investing Activities:
     Purchase of Equipment ......................         (4,989)
                                                       ---------
Net Cash Used in Investing Activities ...........                        (4,989)
                                                                      ---------


Net Increase in Cash and Cash Equivalents .......                     $ 132,452


Cash and Equivalents - March 1, 1999
 (Restated) .....................................                       256,953
                                                                      ---------

Cash and Equivalents - February 29, 2000 ........                     $ 389,405
                                                                      =========

Interest Paid for the Year ......................                     $     725
                                                                      =========

Taxes Paid for the Year .........................                     $  17,226
                                                                      =========


                      SEE INDEPENDENT AUDITORS' REPORT AND
                          NOTES TO FINANCIAL STATEMENTS

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


NOTE 1. ORGANIZATION

        The Meridian Residential Group, Inc. was incorporated in the State of New York on February 28, 1996 to operate as a mortgage banking company. The Company is also licensed to do business in the States of New Jersey and Connecticut.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        Cash and Equivalents
        --------------------

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less as cash equivalents.

        Revenue Recognition
        -------------------

            Revenue primarily consisting of Loan Origination Fees is earned upon the completion and closing of the mortgage. Certain related expenses such as Postage and Appraisal Costs offset related revenue. An allowance for doubtful accounts is provided when and if a particular receivable evidences a collection problem. As of February 29, 2000, management considered all receivables to be collectible, accordingly, no allowance has been set up.

        Concentration of Credit Risk
        ----------------------------

            The Company maintains their cash accounts at various financial institutions. The balances, at times may exceed federally insured limits. At February 29, 2000 the Company had no cash on deposit exceeding the insured limit.

        Advertising
        -----------

            The Company expenses Advertising Costs as they are incurred. For the period ended February 29, 2000 these expenses amounted to $33,972.

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               FEBRUARY 29, 2000


        Fixed Assets
        ------------

            Fixed assets are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. All Leasehold Improvements are depreciated over the term of the lease. Revenue was charged with depreciation expense of 22,798 for the period ended February 29, 2000.

        Assumptions
        -----------

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. LOAN PAYABLE - CHASE MANHATTAN BANK

        The Corporation had a $150,000 Revolving Line of Credit. At February 29, 2000, the Corporation was obligated for 0, and canceled the credit line.


NOTE 4. COMMITMENTS

        The Company leases space in New York and New Jersey. A lease on the original New Jersey location was terminated by paying $18,000 to the landlord.

        The lease in New York is for 6 years terminating August 31, 2005. The following are the annual minimum rental payments:


                        2000                     $ 45,000
                        2001                       45,000
                        2002                       48,000
                        2003                       51,000
                        2004                       51,000
                        2005                       25,500

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


        The Corporation currently leases two locations in New Jersey.

        1) Perth Amboy - $700 per month through August 31, 2000

    and 2) Woodridge - $852.75 per month through April 30, 2001.

        In addition, there are rent escalations for real estate tax, which at this time are unknown.

NOTE 5. INCOME TAXES

        The Corporation has elected to be taxed on the cash basis. The accrual for Income Taxes payable and the expense related, reflect the taxes due on the net income for cash basis.

        Temporary differences between the recognition of certain income and expense items for income tax purposes and financial reporting purposes are as follows:

            Federal Tax             $ 14,337
            State & City Tax          11,290
                                    --------
                Total                 25,627


NOTE 6. PRIOR PERIOD ADJUSTMENT

        Certain errors resulting in understatement of previously reported assets and income of prior years were corrected and resulted in the following changes to Retained Earnings as of February 28, 1999:

    Retained Earnings Previously Reported   2/28/99     $  93,102

    Understatement of Accounts Receivable
      and Income                                           68,675
                                                        ---------
    Retained Earnings as Adjusted           2/28/99     $ 161,777
                                                        =========

        This income was accounted for on the February 28, 1999 cash basis income tax return, and therefore, does not effect the Income Tax calculation.

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                    SUPPORTING SCHEDULE OF OPERATING EXPENSES
                      FOR THE YEAR ENDED FEBRUARY 29, 2000


Operating Expenses:

    Salaries ..............................................         $   572,772
    Commissions ...........................................           1,204,920
    Advertising ...........................................              33,972
    Office ................................................              47,416
    Automobile ............................................              16,232
    Postage ...............................................               6,247
    Rent ..................................................              87,224
    Telephone .............................................              18,579
    Travel and Shows ......................................              29,416
    Computer ..............................................              21,175
    Insurance .............................................              22,319
    Medical Insurance and Employee Benefits ...............              34,591
    Dues and Subscriptions ................................               7,424
    Equipment Leases ......................................              13,577
    Professional Fees .....................................              20,345
    Payroll Taxes .........................................              33,568
    Depreciation ..........................................              22,798
    Utilities .............................................              12,600
    Maintenance ...........................................               7,111
                                                                    -----------
        TOTAL OPERATING EXPENSES ..........................         $ 2,212,286
                                                                    ===========


                      SEE INDEPENDENT AUDITORS' REPORT AND
                          NOTES TO FINANCIAL STATEMENTS

                      THE MERIDIAN RESIDENTIAL GROUP, INC.

                          INTERIM FINANCIAL STATEMENTS

                     FOR THE FOUR MONTHS ENDED JUNE 30, 2000

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                              FINANCIAL STATEMENTS
                                  JUNE 30, 2000






                                Table of Contents
                                -----------------

                                                            Page
                                                            ----
Independent Accountants' Compilation Report  . . . . . . .    2


Financial Statements:


    Balance Sheet  . . . . . . . . . . . . . . . . . . . .    3

    Statement of Income and Retained Earnings  . . . . . .    4

    Statement of Cash Flows  . . . . . . . . . . . . . . .    5


    Notes to Financial Statements  . . . . . . . . . . . .   6-9


    Supporting Schedule of Operating Expenses  . . . . . .   10

                   INDEPENDENT ACCOUNTANTS' COMPILATION REPORT






TO: The Board of Directors
    The Meridian Residential Group, Inc.
    2636 Nostrand Avenue
    Brooklyn, NY 11210

Gentlemen:

    We have compiled the accompanying balance sheet of The Meridian Residential Group, Inc., as of June 30, 2000, and the related statements of income, retained earnings, and cash flows for the four month periods ended June 30, 2000 and 1999, in accordance with the Statements on Standards for Accounting and Review Services, issued by the American Institute of Certified Public Accountants. All information in these financial statements is the representation of the management of The Meridian Residential Group, Inc.

    A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion, or any other form of assurance on them.



Hirsch, Oelbaum, Bram & Hanover
Certified Public Accountants, P.C.

New York, New York
September 22, 2000

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                                  BALANCE SHEET
                                 JUNE 30, 2000


                                     Assets
                                     ------
Current Assets:
    Cash ........................................      $ 254,361
    Accounts Receivable .........................         19,957
    Prepaid Expenses ............................         37,774
    Loan - Meridian Capital Funding Inc. ........        101,145
                                                       ---------
        TOTAL CURRENT ASSETS ....................                     $ 413,237

Fixed Assets:
    Furniture and Equipment .....................        191,822
    Accumulated Depreciation ....................        (75,550)
                                                       ---------
        TOTAL FIXED ASSETS ......................                       116,272

Other Assets:
    Security Deposit ............................                         2,078
                                                                      ---------

        TOTAL ASSETS ............................                     $ 531,587
                                                                      =========

                      Liabilities and Stockholders' Equity
                      ------------------------------------
Current Liabilities:
    Accounts Payable ............................      $  37,989
    Accrued Expenses ............................         10,000
    Income Tax Payable ..........................         35,680
                                                       ---------
        TOTAL CURRENT LIABILITIES ...............                     $  83,669

Stockholders' Equity:
    Common Stock - No Par Value;
      200 Shares Authorized, 100
      Shares Issued and Outstanding .............      $ 260,850
    Retained Earnings ...........................        187,068
                                                       ---------
        TOTAL STOCKHOLDERS' EQUITY ..............                       447,918
                                                                      ---------
        TOTAL LIABILITIES and
          STOCKHOLDERS' EQUITY ..................                     $ 531,587
                                                                      =========

                     SEE ACCOUNTANTS' COMPILATION REPORT AND
                          NOTES TO FINANCIAL STATEMENTS

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                FOR THE FOUR MONTHS ENDED JUNE 30, 2000 and 1999


                                                          2000          1999
                                                       ---------      ---------
Revenue:

    Origination Fee .............................      $ 728,713      $ 881,309

    Operating Expenses (See Schedule) ...........        700,405        819,038
                                                       ---------      ---------

        NET OPERATING INCOME (LOSS) .............         28,308         62,271


Other Income:

    Interest Income .............................          2,518          1,983
                                                       ---------      ---------


        NET INCOME (LOSS) BEFORE
          INCOME TAXES ..........................         30,826         64,254



    Provision for Income Taxes ..................         14,220         16,081
                                                       ---------      ---------

        NET INCOME (LOSS) .......................      $  16,606         48,173



Retained Earnings - March 1, (Restated) .........        170,462        161,777
                                                       ---------      ---------


Retained Earnings - June 30, ....................      $ 187,068      $ 209,950
                                                       =========      =========

                     SEE ACCOUNTANTS' COMPILATION REPORT AND
                          NOTES TO FINANCIAL STATEMENTS

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                             STATEMENT OF CASH FLOWS
                FOR THE FOUR MONTHS ENDED JUNE 30, 2000 and 1999


                                                          2000          1999
                                                       ---------      ---------
Cash Flows from Operating Activities:

    Net Income (Loss) ...........................      $  16,606      $  48,173

 Adjustments to Reconcile Net Income
   (Loss) to Net Cash Provided by
   Operating Activities:

    Depreciation ................................          7,599          6,688

Changes in Assets:

    Accounts Receivable .........................         (6,918)        49,604
    Prepaid Expenses ............................        (35,345)         5,800
     Accounts Payable ...........................        (24,995)        48,846
    Corporate Taxes Payable .....................          9,154          9,899
    Loan - Capital Funding Inc. .................       (101,145)             0
                                                       ---------      ---------
        TOTAL ADJUSTMENTS .......................       (151,650)       120,837
                                                       ---------      ---------

Net Cash Provided (Used) by Operating
  Activities ....................................       (135,044)       169,010

Cash Flows from Financing Activities:

    Payoff Bank Loan ............................              0        (17,420)
                                                       ---------      ---------
Net Increase (Decrease) in Cash and Cash
  Equivalents ...................................      $(135,044)     $ 151,590

Cash and Equivalents - March 1,
  (Restated) ....................................        389,405        256,953
                                                       ---------      ---------
Cash and Equivalents - June 30, .................      $ 254,361      $ 408,543
                                                       =========      =========
Interest Paid for the Period ....................      $       0      $     725
                                                       =========      =========
Taxes Paid for the Period .......................      $   5,067      $   6,082
                                                       =========      =========

                     SEE ACCOUNTANTS' COMPILATION REPORT AND
                          NOTES TO FINANCIAL STATEMENTS

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000


NOTE 1. ORGANIZATION

        The Meridian Residential Group, Inc. was incorporated in the State of New York on February 28, 1996 to operate as a mortgage banking company. The Company is also licensed to do business in the States of New Jersey and Connecticut.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        Cash and Equivalents
        --------------------

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less as cash equivalents.

        Revenue Recognition
        -------------------

            Revenue primarily consisting of Loan Origination Fees is earned upon the completion and closing of the mortgage. Certain related expenses such as Postage and Appraisal Costs offset related revenue. An allowance for doubtful accounts is provided when and if a particular receivable evidences a collection problem. As of June 30, 2000, management considered all receivables to be collectible, accordingly, no allowance has been set up.

        Concentration of Credit Risk
        ----------------------------

            The Company maintains their cash accounts at various financial institutions. The balances, at times may exceed federally insured limits. At June 30, 2000 the Company had cash on deposit exceeding the insured limit by approximately $11,850.

        Advertising
        -----------

            The Company expenses Advertising Costs as they are incurred. For the period ended June 30, 2000 these expenses amounted to $8,713.

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000


        Fixed Assets
        ------------

            Fixed assets are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. All Leasehold Improvements are depreciated over the term of the lease. Revenue was charged with depreciation expense of $7,599 for the period ended June 30, 2000.

        Assumptions
        -----------

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. LOAN PAYABLE - CHASE MANHATTAN BANK

        The Corporation had a $150,000 Revolving Line of Credit. At February 29, 2000, the Corporation was obligated for 0, and canceled the credit line.


NOTE 4. COMMITMENTS

        The Company leases space in New York and New Jersey.

        The lease in New York is for 6 years terminating August 31, 2005. The following are the annual minimum rental payments:


                        2000                     $ 45,000
                        2001                       45,000
                        2002                       48,000
                        2003                       51,000
                        2004                       51,000
                        2005                       25,500

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000


        The Corporation leases two locations in New Jersey.

        1) Perth Amboy - $700 per month through August 31, 2000

    and 2) Woodridge - $852.75 per month through April 30, 2001.

        In addition, there are rent escalations for real estate tax, which at this time are unknown.

NOTE 5. INCOME TAXES

        The Corporation has elected to be taxed on the cash basis. The accrual for Income Taxes payable and the expense related, reflect the taxes due on the net income for cash basis.

        Temporary differences between the recognition of certain income and expense items for income tax purposes and financial reporting purposes are as follows:


            Federal Tax             $  7,034
            State & City               5,112
                                       -----
                Total                 12,146


NOTE 6. PRIOR PERIOD ADJUSTMENT

        Certain errors resulting in understatement of previously reported assets and income of prior years were corrected during the current period resulting in the following changes to Retained Earnings as of February 28, 1999:

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000


    Retained Earnings Previously Reported    2/28/99     $  93,102

    Understatement of Accounts Receivable
      and Income                                            68,675
                                                         ---------

    Retained Earnings as Adjusted            2/28/99     $ 161,777
                                                         =========


    Retained Earnings Previously
      Reported                               2/29/00     $  21,872

    Understatement of Accounts Receivable
      and Income from                        2/28/99        68,675
                                                         ---------


    Retained Earnings as Adjusted            2/29/00     $  90,547
                                                         =========



        This income was accounted for on the February 28, 1999 cash basis income tax return, and therefore, does not effect the Income Tax calculation.


NOTE 7. PROPOSED MERGER

        In July 2000, The Meridian Residential Group Inc. ("The Company") signed an agreement and plan of merger with Equitex Corp. in which The Company will exchange all of its common stock for 425,000 preferred shares of Equitex Corp. convertible into 425,000 shares of Equitex Corp. common stock. Furthermore, there is a contingent consideration based upon performance, in which Equitex Corp. will issue to The Company additional shares of its common stock.

        Prepaid expenses for the period ended June 30, 2000, are approximately $37,000 for travel and professional fees directly related to the merger negotiation.

                      THE MERIDIAN RESIDENTIAL GROUP, INC.
                         SCHEDULE OF OPERATING EXPENSES
                FOR THE FOUR MONTHS ENDED JUNE 30, 2000 and 1999


                                                          2000          1999
                                                       ---------      ---------
Operating Expenses:

    Salaries ....................................      $ 178,291      $ 215,727
    Commissions .................................        370,742        438,039
    Advertising and Promotion ...................          8,713         14,837
    Office ......................................         16,425         19,792
    Automobile ..................................          4,581          2,948
    Postage .....................................            320          1,074
    Rent ........................................         21,394         30,600
    Telephone ...................................         14,763         16,480
    Travel and Shows ............................         14,852         14,532
    Computer ....................................          7,314          1,181
    Insurance ...................................          5,246          8,948
    Medical Insurance and Employee Benefits .....         12,107         15,889
    Dues and Subscriptions ......................          3,348          1,715
    Equipment Leases ............................          2,562          5,802
    Professional Fees ...........................         14,805          5,300
    Payroll Taxes ...............................         11,852         12,688
    Depreciation ................................          7,599          6,688
    Utilities ...................................          4,243          3,455
    Maintenance .................................          1,248          3,343
                                                       ---------      ---------

        TOTAL OPERATING EXPENSES ................      $ 700,405      $ 819,038
                                                       =========      =========


                     SEE ACCOUNTANTS' COMPILATION REPORT AND
                          NOTES TO FINANCIAL STATEMENTS

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